As Filed with the Securities and Exchange Commission on June 16, 2021
Securities Act File No. 333-_______
Investment Company Act File No. 811-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ ]

Fundrise Growth Tech Interval Fund, LLC
(Exact Name of Registrant as Specified in Charter)

11 Dupont Circle NW, 9th Floor
Washington, D.C.  20036
(Address of Principal Executive Office)

(202)-584-0550
(Registrant’s Area Code and Telephone Number)

Bjorn J. Hall
Rise Companies Corp.
11 Dupont Circle NW, 9th Floor
Washington, D.C.  20036
(Name and Address of Agent for Service)

Copies of information to:
Sara P. Crovitz Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[ ]
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest	100,000 Shares	$10.00	$1,000,000	$109.10
(1) Estimated solely for purposes of calculating the registration fee.

PRELIMINARY PROSPECTUS
Subject to completion, dated June 16, 2021
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Fundrise Growth Tech Interval Fund, LLC
Common Shares
PROSPECTUS
[ ], 2021
The Fund. Fundrise Growth Tech Interval Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act.
The Mission. Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, owns and operates through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.fundriseintervalfund.com, the “Fundrise Platform”). Rise Companies believes in leveraging technology to build a better financial system that empowers individuals. With technology, Rise Companies can create a more efficient mechanism than the conventional financial system to invest in alternative assets. Please see “Plan of Distribution” for more information on Rise Companies’ mission to make alternative asset investing easier and more efficient for retail investors.
Investment Objective. The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Investment Strategies.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that provide the Fund with economic exposure to technology companies.  Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of the Fund’s investment adviser, companies operating in other sectors, sub-sectors and industries.
The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of, or other investments (including derivatives) that provide the Fund with economic exposure to, certain privately held, late-stage, growth companies (“Portfolio Companies”). Late-stage companies are privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage private companies may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).
The ability to invest in privately held, late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded.  The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company.  Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company.  Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold”.
Notwithstanding the foregoing, investments in late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities.  The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment.  Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available.  Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives.  There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.
The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity securities may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s equity investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund quarterly repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before it is able to sell the securities following an IPO.

The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time, and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, basket of equities or index at a specified price on a future date.  The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes.
For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors”.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding common shares of limited liability company interests (“Shares” or “Common Shares”) at net asset value (“NAV”). In connection with each repurchase offer, it is likely that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund does not currently intend to list its shares for trading on any national securities exchange. For this reason, the Shares are not readily marketable. Although the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. See “Risk Factors – Non-Listed Closed-End Interval Fund; Liquidity Risk” and “Periodic Repurchase Offers.”
Non-Listed Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	There is not expected to be any secondary trading market in the Shares.
•
Unlike  closed-end funds, the Shares are not listed on any securities exchange. The Fund intends provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

•
Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

•	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.
•	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that dividends will be paid at all.
•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•
A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Investing in Shares is speculative and involves substantial risks. You should purchase Shares of the Fund only if you can afford a complete loss of your investment. Prospective investors should refer to the risk factors discussed in the section entitled “Risk Factors” prior to making an investment in the Fund.
Leverage. The Fund may use leverage to provide additional funds to support its investment activities. The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares of limited liability company interests (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares. See “Risk Factors – Risks Related to the Fund’s Financing Strategy.”
Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. Moreover, the Fund’s Shares are subject to restrictions on transferability and may only be transferred or resold in accordance with the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.
The Adviser. The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. The Adviser is a wholly-owned subsidiary of the Rise Companies, the Fund’s sponsor, which owns and operates the Fundrise Platform. As of [_________, 20__], the Adviser had approximately $[___] in assets under management.
Securities Offered. The Fund is offering its Shares on a continuous basis at NAV. The minimum initial investment for Shares of the Fund is $[1,000]. Subsequent investments may be made in any amount. The Fund reserves the right to modify or waive the minimum purchase requirement at any time. Shares are being offered by the Fund at an offering price equal to the Fund’s then-current NAV per Share. Shares are not subject to sales charges. The Fund is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its “best efforts” to sell the Shares. No arrangements have been made to place proceeds in an escrow, trust, or similar account. The Fund intends to distribute its shares primarily through the Fundrise Platform. The Fund will not pay Fundrise, LLC, the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting the offering on the Fundrise Platform. The Fund is currently offering one class of Shares on a continuous basis. The Fund may offer additional classes of Shares in the future. The Fund may apply for exemptive relief from the SEC that would permit the Fund to issue multiple classes of Shares; there is no assurance, however, that the relief would be granted. Until such exemptive order is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.

	Common Shares(1)	Total(1)
Public Offering Price	$ [ ]	$[________]
Sales Charge (Load) (1)	None	None
Proceeds to the Fund (Before Expenses) (2)	$ [ ]	Up to $[________]

(1)	Shares are being offered by the Fund at an offering price equal to the Fund’s then-current NAV per Share. Shares are not subject to sales charges.
(2)
[Assumes all amounts currently registered are sold in the continuous offering. The Fund’s estimated organization and offering costs to date and for the initial 12-month period of investment operations are $[______], or $[______] per Share. All organization and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to an Expense Limitation Agreement between the Fund and the Adviser. Subject to the limitations on reimbursements by the Fund under the Expense Limitation Agreement, such reimbursement payments will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed [____]% of the aggregate gross proceeds from the offering of the Fund’s Shares during the applicable month. If the sum of the total unreimbursed amount of such organization and offering costs, plus new costs incurred since the last reimbursement payment, exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the [_____]% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full. See “Fund Expenses.”]

This Prospectus provides information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [                , 2021] (the “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SAI and,  when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Fundrise Growth Tech Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.fundriseintervalfund.com. The table of contents of the SAI appears on page [__] of this Prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the SEC.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	6
SUMMARY OF FUND EXPENSES	15
FINANCIAL HIGHLIGHTS	16
THE FUND	16
USE OF PROCEEDS	17
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES	17
LEVERAGE	20
RISK FACTORS	22
MANAGEMENT OF THE FUND	36
FUND EXPENSES	38
DETERMINATION OF NET ASSET VALUE	39
CONFLICTS OF INTEREST	41
PERIODIC REPURCHASE OFFERS	42
DISTRIBUTION POLICY	45
DIVIDEND REINVESTMENT PLAN	46
U.S. FEDERAL INCOME TAX CONSIDERATIONS	47
ERISA CONSIDERATIONS	49
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	49
ANTI-TAKEOVER PROVISIONS	51
PLAN OF DISTRIBUTION	52
REPORTS TO SHAREHOLDERS	55
CUSTODIAN AND TRANSFER AGENT	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
LEGAL COUNSEL	56
ADDITIONAL INFORMATION	56
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	57

PROSPECTUS SUMMARY

This summary does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor should carefully read the more detailed information contained or incorporated by reference in this Prospectus and the SAI, particularly the risks of investing in the Fund, as discussed under “Investment Objective, Strategies and Policies – Risk Factors.”
The Fund
Fundrise Growth Tech Interval Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below) and continuously offers its common shares of limited liability company interests (“Shares” or “Common Shares”) at net asset value (“NAV”). The Fund intends to elect to be taxed as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Investment Objective
The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments, including derivatives, that provide the Fund with economic exposure to technology companies.  Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of the Fund’s investment adviser, companies operating in other sectors, sub-sectors and industries.
The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of, or other investments (including derivatives) that provide the Fund with economic exposure to, certain privately held, late-stage, growth companies (“Portfolio Companies”).  Late-stage companies are privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage private companies may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).
The ability to invest in privately held, late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded.  The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.
The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company.  Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company.  Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold”.

Notwithstanding the foregoing, investments in late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities.  The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment.  Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available.  Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.
The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity securities may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s equity investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund quarterly repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before it is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors”.
The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, basket of equities or index at a specified price on a future date.  The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes.  The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.
The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not technology companies.  The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its investment objective. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.”
Principal Risks
Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on his or her investment or that a Shareholder may lose part or all of his or her investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” You should carefully consider the following principal risks before investing in the Fund.
Risks of Investing in Portfolio Companies. The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.
Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Investment Focus Risk. The Fund may focus its investments in a limited number of issuers. Focusing the Fund’s portfolio in this manner could subject the Fund to a greater degree of risk with respect to the failure of one or a few investments and the Fund’s portfolio will be more susceptible to fluctuations in value resulting from poor performance of a limited number of its investments. As a result, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.
Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology  companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.  Illiquid Investment Risk. The Fund invests primarily in private company securities that are thinly traded and less liquid than other investments. Because private company securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. In addition, the inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV. These securities may also be subject to “lock-up agreements” restricting their sale once the security is registered for public sale. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund may not be able to sell an investment, or a portion of an investment, when the Adviser believes that doing so would maximize returns.
Private Markets Trading Risks. The Fund is dependent upon the relationships and contacts of the senior investment professionals of the Adviser and its affiliates to obtain information to perform research and due diligence on the Portfolio Companies the Fund acquires through private markets, and to monitor the Fund’s investments after they are made. Nevertheless, there can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private market purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause it to lose part or all of its investment in such companies, which would have a material and adverse effect on the Fund’s NAV and results of operations.
In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private markets will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund’s portfolio investments.
Investments in private companies, including through private markets, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions.
Risk of Complex Capital Structures. private companies in which the Fund invests frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of Portfolio Companies equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause it to lose part or all of its investment, which in turn could have a material and adverse effect on NAV and results of operations.
Risks of Venture-Backed Companies.  The venture-backed companies in which the Fund invests may involve a high degree of business and financial risk because many have short operating histories and involve novel technology, products, or services. Many venture-backed companies fail to become profitable and the capital invested in them, including the Fund’s investments, is often unsecured. Additionally, the return on investment in venture-backed companies depends on the company’s ability to have a timely exit event, such as an IPO or merger or sale. A failure to obtain such an exit could result in substantial losses to the company’s equity holders, including the Fund. Thus, the Fund is subject to the risk of loss of all or substantially all its investments.

Risks of Drag-Along Rights.  The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the appropriate cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser has not previously managed an investment strategy similar to that of the Fund, and this lack of experience may hinder the Fund’s ability to secure attractive investment opportunities and, as a result, may limit the profitability of the Fund and detract from the Fund’s ability to achieve its investment objective.  Moreover, if the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer. Rise Companies, the Adviser’s parent company, is a development stage company and, as a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties that could have an effect on the Adviser’s ability to manage the Fund.
Competition Risk. Identifying, completing and realizing attractive portfolio investments is extremely competitive. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, investment banking firms, commercial banks, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources, lower costs of funding, and less regulatory restrictions than the Fund. To the extent that we encounter competition for investments, returns to our investors may vary.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. The value of the Fund’s investments may move up or down due to adverse market conditions, sometimes rapidly and unpredictably. At any point in time, your Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty caused by the ongoing coronavirus (COVID-19) pandemic may adversely affect the Fund’s business, results of operations and financial condition.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Derivatives Risk. Derivatives are subject to a number of risks described elsewhere in this Prospectus, including interest rate risk and management risk. The performance of derivatives depends largely on the performance of the underlying reference instruments to which the derivatives relate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.  Derivative instruments can be volatile and illiquid.  They may disproportionately increase losses, and may have a potentially large impact on Fund performance.  Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, interest rate or index to which the derivative relates.  Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost or other factors
Warrants and Rights Risk.  Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Options Risk. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. When purchasing options, the Fund risks losing the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.  When trading options in the over-the-counter (“OTC”) market, many of the protections afforded to exchange participants will not be available.  If a counterparty fails to make delivery of the security underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Additionally, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk.  The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund).  Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.
Issuer-Specific Risk. A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.
Smaller Company Risk. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distribution channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
New Issues Risk. “New Issues” are initial public offerings of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.
Interest Rate Risk. Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges.
Below Investment Grade (High Yield or Junk) Securities Risk. The Fund may have exposure to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Lower grade securities may be particularly susceptible to economic downturns and are inherently speculative. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Shares, both in the short-term and the long-term.
Foreign Companies Risk.  Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.
Leverage Risk. The Fund may use leverage in connection with its investments. Leverage may result in greater volatility of the NAV of, and distributions on, the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by holders of Shares.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.  The Fund’s portfolio investments are generally privately traded securities (unless one of the Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein) that are fair valued by the Adviser in accordance with the Fund’s valuation procedures.  Valuations of the Portfolio Companies are inherently uncertain and may be based on estimates, and the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed.
Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. Delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire.
Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.
If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.
New Fund Risk. The Fund is a newly-organized closed-end management investment company with no operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term. In addition, prospective investors have no track record and history on which to base their investment decision.
Distributions Risk.  The Fund is required to make distributions sufficient to satisfy the requirements for qualification as a RIC for U.S. federal income tax purposes. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions.
Cyber Security Risk.  Cyber security failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Investment Adviser
Fundrise Advisors, LLC serves as the investment adviser to the Fund (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting and shareholder services for the Fund. The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.fundriseintervalfund.com, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. The Fund is included among the investment vehicles made available through the Fundrise Platform. As of [_________, 20__], the Adviser had approximately $[___] in assets under management.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) equal to [___]% of the Fund’s average daily net assets.
Expense Limitation
[The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [___]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect [at least through ___, 2022], unless and until the Board approves its modification or termination.]
Closed-End Fund Structure
The Fund is organized as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that the shareholders of closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, should not be considered to be a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and will conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%). The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions).
The Fund believes that an unlisted closed-end structure is most appropriate in light of the long-term nature of the Fund’s strategy and the characteristics of its portfolio because, among other things, certain features of open-end funds (such as daily redemptions, which can necessitate the premature sale of investments) could diminish the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure is expected to help the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the Share repurchase program, or, in limited circumstances, as a result of transfers of Shares pursuant to the provisions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”), no matter how the Fund performs.
Investor Suitability
An investment in the Fund involves substantial risks and may not be suitable for all investors. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Fund with respect to the investor’s investment objective and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.
Periodic Repurchase Offers
The Fund is an “interval fund” that is designed to provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares.  Repurchase offers will be made  at quarterly intervals. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund’s offer to purchase Shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date.
The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.
U.S. Federal Income Tax Considerations
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from such tax- advantaged arrangements may be subject to tax.
Distribution Policy
The Fund intends to make distributions necessary to maintain its qualification for taxation as a RIC. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects that it will declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.
The Board may authorize distributions in stock or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. See “Distribution Policy.”
Dividend Reinvestment Plan
Unless a Shareholder elects to participate in the Fund’s dividend reinvestment plan, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the plan. Shareholders who do not participate in the Fund’s dividend reinvestment plan will receive all dividends and other distributions in cash. See “Dividend Reinvestment Plan.”

SUMMARY OF FUND EXPENSES

Fees and Expenses of the Fund
The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses
Maximum Sales Load (As a Percent of Offering Price)	[ ]
Dividend Reinvestment and Cash Purchase Plan Fees	[ ]
Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)[1]
Management Fees	[ ]
Interest Payments on Borrowed Funds[2]	[ ]
Other Expenses[3]	[ ]

Total Annual Fund Operating Expenses	[ ]
Less Fee Waiver and/or Expense Reimbursement[4]	[ ]
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	[ ]

1
Estimates are based on Fund net assets of $100,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $100,000,000 in proceeds.

2
The table assumes the Fund’s use of leverage in an amount equal to 0% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above. Although the Fund does not anticipate any interest payments on borrowed funds, the Fund does expect that its unconsolidated operating entities will use borrowings, the costs of which will be indirectly borne by shareholders.

3
Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include professional fees, offering expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of the Fund. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other pooled investment vehicles that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

4
[The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive  its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [___]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect [at least through ___, 2022],  unless and until the Board approves its modification or termination.]

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $1,000 in the Fund’s Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s Operating Expenses (as described above) remain the same. The Example reflects adjustments made to the Fund’s Operating Expenses due to the Expense Limitation Agreement for the duration of the one year period only. Based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ [ ]	$ [ ]	$ [ ]	$ [ ]

The Example above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the Example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management of the Fund – Management Fee.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

Fundrise Growth Tech Interval Fund, LLC (the “Fund”) is a newly organized non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its common shares of limited liability company interests (“Shares” or “Common Shares”) at net asset value (“NAV”). The Fund was organized as a Delaware limited liability company on [            , 2021]. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.
USE OF PROCEEDS

The proceeds of this offering of shares will be up to $[          ]. There is no assurance that the Fund will raise such amount. The proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies. The Fund currently intends to fully invest all or substantially all of the net proceeds of its continuous offering in accordance with its investment objective and policies within approximately [three to six months] after receipt thereof, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending investment of the net proceeds, the Fund may invest in short-term, highly liquid or other authorized investments.
There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund may be unable to achieve its investment objective.
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective
The Fund’s investment objective is to provide total return primarily through capital appreciation. The Fund cannot assure you that it will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments, including derivatives, that provide the Fund with economic exposure to technology companies.  Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of the Fund’s investment adviser, companies operating in other sectors, sub-sectors and industries.
The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock or convertible debt) of, or other investments (including derivatives) that provide the Fund with economic exposure to, certain privately held, late-stage, growth companies (“Portfolio Companies”). Late-stage companies are privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage private companies may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).
The ability to invest in privately held, late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded.  The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.
The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company.  Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company.  Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold”.
Notwithstanding the foregoing, investments in late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities.  The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment.  Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available.  Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.
The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity securities may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s equity investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund quarterly repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before it is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors”.
The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, basket of equities or index at a specified price on a future date.  The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.
The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not technology companies.  The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its investment objective. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.
Investment Process Overview
The Adviser has the authority to make all the decisions regarding the Fund’s investments consistent with the investment guidelines and borrowing policies approved by the Adviser’s Investment Committee and subject to the limitations in the LLC Agreement and the direction and oversight of the Investment Committee. The Adviser’s Investment Committee must approve all investments other than investments in the securities of technology and technology-related companies that adhere to the investment guidelines. With respect to investments in the securities of technology and technology-related companies, the Adviser Investment Committee has adopted investment guidelines that the Adviser must follow when acquiring such assets on the Fund’s behalf without the approval of Adviser’s Investment Committee. The Adviser’s Investment Committee will formally review at a duly called meeting the Fund’s investment guidelines on an annual basis and the Fund’s investment portfolio on a quarterly basis or, in each case, more often as they deem appropriate. Changes to the Fund’s investment guidelines must be approved by the Adviser’s Investment Committee.
Derivatives
Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Under normal circumstances, the Fund will be exposed to the effect of interest rate changes, price changes and currency fluctuations and may seek to limit these risks by following established risk management policies and procedures including the use of derivatives. To mitigate exposure to variability in interest rates, derivatives may be used primarily to fix the rate on debt based on floating-rate indices and manage the cost of borrowing obligations.
Subject to the Fund’s 80% investment policy, the Fund may also invest in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. For purposes of the Fund’s 80% policy, derivative instruments will be valued at their market value, or in cases where market value is not available, at fair value, as determined in accordance with the Fund’s valuation procedures adopted by the Board. The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes. See “U.S. Federal Income Tax Considerations.”
Ramp-Up Period
The Adviser does not expect to be able to achieve its target allocations until the Fund has raised substantial proceeds in this offering and acquired a broad portfolio of investments. Due to the anticipated delay of fully investing the net proceeds (see “Use of Proceeds” above), the Fund may not be able to acquire a broad portfolio of investments for at least approximately [three to six months] after the Fund commences operations (the “ramp-up period”). Prior to the end of the ramp-up period, the Adviser will balance the goal of achieving the Fund’s portfolio allocation targets with the goal of carefully evaluating and selecting investment opportunities to seek to maximize risk-adjusted returns. Following the end of the ramp-up period, the Adviser believes that the size of the Fund’s portfolio of investments should be sufficient for the Fund to adhere more closely to its allocation targets, although the Adviser cannot predict how long the ramp-up period will last and cannot provide assurances that the Fund will be able to raise sufficient proceeds in this offering to accomplish this objective. Notwithstanding the foregoing, the actual percentage of the Fund’s portfolio that is invested in each investment type may from time to time be outside the target levels provided in this Prospectus due to factors such as a large inflow of capital over a short period of time, the Adviser’s assessment of the relative attractiveness of opportunities, or an increase in anticipated cash requirements or repurchase requests and subject to any limitations or requirements relating to the Fund’s intention to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.
Additional Information Regarding Investment Strategies
The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of  its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.
[Exclusion of Adviser from Commodity Pool Operator Status
With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.]
LEVERAGE

The Fund may use leverage to provide additional funds to support its investment activities, including through the use of unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation, so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.  (Notwithstanding the foregoing, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework described above. Compliance with Rule 18f-4 will not be required until August 2022.)
Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares of limited liability company interests (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares. See “Risk Factors – Risks Related to the Fund’s Financing Strategy.”
The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.
Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 331⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future credit facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new credit facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such credit facility may have the ability to foreclose on such assets in the event of a default under the credit facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.
Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.
Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.
Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.
In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.
If Preferred Shares are outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.
Effects of Leverage
The following table illustrates the effect of leverage on Common Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

The table further reflects the issuance of leverage representing 10% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage), net of expenses and the Fund’s currently projected annual interest on its leverage of 3.5%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Shares Total Return	(11.50)%	(5.94)%	(0.39)%	5.17%	10.72%

Common Shares total return is composed of two elements: the Common Shares dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.
RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s Shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks of investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.
Risks of Investing in the Portfolio Companies
The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.
Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Investment Focus Risk
The Fund may focus its investments in a limited number of issuers. Focusing the Fund’s portfolio in this manner could subject the Fund to a greater degree of risk with respect to the failure of one or a few investments and the Fund’s portfolio will be more susceptible to fluctuations in value resulting from poor performance of a limited number of its investments. As a result, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.
Technology Sector (Concentration) Risk
The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. General changes in market sentiment towards technology companies may adversely affect the Fund, and the performance of technology companies may lag behind the broader market as a whole. Risks associated with technology companies include, but are not limited to, the following:
Technology Companies Risk. The technology companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.  The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology  companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.  The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.
Telecommunications Companies Risk. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. Increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.
Consumer Discretionary Companies Risk. Consumer discretionary companies deliver non-essential products and services whose demand tends to increase as consumers’ disposable income increases. These companies may include, for example, internet and catalog retailers; specialty retailers of electronics; manufacturers of consumer electronic products; and TV and cable companies. The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income, consumer spending, and changes in demographics and consumer tastes.
Health Care Companies Risk. The Fund’s investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.
Industrial Products, Services and Equipment Companies Risk. Industrial products, services and equipment companies may include manufacturers of aerospace and defense equipment, home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial products, providers of commercial printing services, and transportation companies. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Illiquid Investment Risk
Many of the Fund’s investments will be illiquid. The Fund’s investments are generally in non-publicly traded securities (unless one of the Fund’s Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). Although the Fund expects that most of its equity investments will trade on private secondary marketplaces, certain of the securities the Fund holds may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time it desires to do so and at the price the Adviser anticipates. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for the Fund to sell such investments if the need arises (e.g., to fund quarterly repurchases of Shares). Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. Other than the liquidity reserve required for repurchases of Shares proscribed in Rule 23c-3(b)(10)(i) of the Investment Company Act, the Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of the Fund’s portfolio may be invested in such illiquid securities from time to time.
In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies, it expects that its holdings of securities may require several years to appreciate in value, and the Fund can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of Shares could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.
Private Markets Trading Risks
The Fund intends to utilize private markets to acquire equity securities in primary and secondary offerings of Portfolio Companies. The Fund will generally have little or no direct access to financial or other information from the Portfolio Companies in which it invests through such private markets. As a result, the Fund is dependent upon the relationships and contacts of the Adviser’s senior investment professionals to obtain the information for the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made, under the oversight of the Board of Directors. The Fund makes investments in the securities of Portfolio Companies the Adviser reasonably believes can be fair valued in accordance with the Fund’s Valuation Procedures. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private market purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause it to lose part or all of its investment in such companies, which would have a material and adverse effect on the Fund’s NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private markets will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund’s portfolio investments. Further, prices on private markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.
Investments in private companies, including through private markets, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private markets and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, it could be exposed to liability. The regulation of private markets is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.
Risks of Complex Capital Structures
A primary feature of our investment objective is to invest in private, operating, late-stage, growth companies, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause it to lose part or all of its investment, which in turn could have a material and adverse effect on NAV and results of operations.
Risks of Venture-Backed Companies
The venture-backed companies in which the Fund invests may involve a high degree of business and financial risk because many have short operating histories and involve novel technology, products, or services. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. Many venture-backed companies fail to become profitable and the capital invested in them, including the Fund’s investments, is often unsecured. Therefore, if a company fails to become profitable the Fund’s entire investment may be lost. Additionally, a venture-backed company’s success is often dependent on its management team, which may not have prior experience running a high-growth company or may suffer from turnover of key personnel. Ventured-backed companies often rely on market trends, which may not be sustainable, or on a competitive advantage that may be lost as competitors move into the marketplace. Further, venture-backed firms may be subject to high barriers of success that are dependent on large amounts of future capital investments, government approval of products or services, protecting intellectual property, and economic conditions. An issue with any of these barriers could cause the company to fold. Finally, the return on investment in venture-backed companies depends on the company’s ability to have a timely exit event, such as an IPO or merger or sale. A failure to obtain such an exit could result in substantial losses to the company’s equity holders, including the Fund. Thus, the Fund is subject to the risk of loss of all or substantially all its investments.

Risk of Drag-Along Rights
The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the appropriate cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. If the investment strategies do not perform as expected, if opportunities to implement those strategies do not arise, or if the team does not implement its investment strategies successfully, an investment portfolio may underperform or suffer significant losses. The Adviser has not previously managed an investment strategy similar to that of the Fund, and this lack of experience may hinder the Fund’s ability to secure attractive investment opportunities and, as a result, may limit the profitability of the Fund and detract from the Fund’s ability to achieve its investment objective. There is no assurance that a manager’s investment strategies will be successful, or that previously successful strategies will continue to be successful in the future.
Rise Companies is a development stage company and, as a company in the early stages of development, Rise Companies faces increased risks, uncertainties, expenses and difficulties.
In order for the Fund to be successful, the volume of investments and financings originated through the Fundrise Platform will need to increase, which will require Rise Companies to increase its facilities, personnel and infrastructure to accommodate the greater obligations and demands on the Fundrise Platform. The Fundrise Platform is dependent upon the website to maintain current listings and transactions in real estate-related and alternative assets. Rise Companies also expects to constantly update its software and website, expand its customer support services and retain an appropriate number of employees to maintain the operations of the Fundrise Platform. If the Fund’s business grows substantially, Rise Companies may need to make significant new investments in personnel and infrastructure to support that growth. If Rise Companies is unable to increase the capacity of the Fundrise Platform and maintain the necessary infrastructure, or if Rise Companies is unable to make significant investments on a timely basis or at reasonable costs, Shareholders may experience delays in receipt of distributions on the Fund’s Shares, periodic downtime of the Fundrise Platform or other disruptions to Fund’s business and operations.
In addition, to continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.
If the security of Shareholders’ confidential information stored in Rise Companies’ systems is breached or otherwise subjected to unauthorized access, Shareholders’ secure information may be stolen.
The Fundrise Platform may store investors’ bank information and other personally-identifiable sensitive data. The Fundrise Platform is hosted in data centers that are compliant with payment card industry security standards and the website uses daily security monitoring services provided by Symantec Corporation. However, any accidental or willful security breach or other unauthorized access could cause Shareholders’ secure information to be stolen and used for criminal purposes, and Shareholders would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Fundrise Platform and its third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. security breach, whether actual or perceived, would harm the Fund’s reputation, resulting in the potential loss of investors and adverse effect on the value of a Shareholder’s investment in the Fund.

Any significant disruption in service on the Fundrise Platform or in its computer systems could reduce the attractiveness of the Fundrise Platform and result in a loss of users.

If a catastrophic event resulted in a platform outage and physical data loss, the Fundrise Platform’s ability to perform its functions would be adversely affected. The satisfactory performance, reliability, and availability of Rise Companies’ technology and its underlying hosting services infrastructure are critical to Rise Companies’ operations, level of customer service, reputation and ability to attract new users and retain existing users. Rise Companies’ hosting services infrastructure is provided by a third party hosting provider (the “Hosting Provider”). Rise Companies also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Fundrise Platform will be uninterrupted, error-free or secure. Rise Companies’ operations depend on the Hosting Provider’s ability to protect its and Rise Companies’ systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm the Fund’s systems, criminal acts and similar events. If Rise Companies’ arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, Rise Companies could experience interruptions in its service as well as delays and additional expense in arranging new facilities. Any interruptions or delays in Rise Companies’ service, whether as a result of an error by the Hosting Provider or other third-party error, Rise Companies’ own error, natural disasters or security breaches, whether accidental or willful, could harm the Fund’s ability to perform any services for corresponding project investments or maintain accurate accounts, and could harm Rise Companies’ relationships with users of the Fundrise Platform and Rise Companies’ reputation. Additionally, in the event of damage or interruption, Rise Companies’ insurance policies may not adequately compensate Rise Companies for any losses that the Fund may incur. Rise Companies’ disaster recovery plan has not been tested under actual disaster conditions, and it may not have sufficient capacity to recover all data and services in the event of an outage at a facility operated by the Hosting Provider. These factors could prevent the Fund from processing or posting payments on the corresponding investments, damage Rise Companies’ brand and reputation, divert Rise Companies’ employees’ attention, and cause users to abandon the Fundrise Platform.
The Fund’s ability to implement its investment strategy is dependent, in part, upon its ability to successfully conduct the offering through the Fundrise Platform, which makes an investment in the Fund more speculative.
The Fund will conduct the offering primarily through the Fundrise Platform, which is owned by Fundrise, LLC. The success of this offering, and the Fund’s ability to implement its investment strategy, is dependent upon the Fund’s ability to sell its Shares to investors through the Fundrise Platform. If the Fund is not successful in selling its Shares through the Fundrise Platform, the Fund’s ability to raise proceeds through this offering will be limited and the Fund may not have adequate capital to implement its investment strategy. If the Fund is unsuccessful in implementing its investment strategy, a Shareholder could lose all or a part of his or her investment.
The Fund relies on third-party banks and on third-party computer hardware and software. If the Fund is unable to continue utilizing these services, the Fund’s business and ability to service the corresponding project loans may be adversely affected.
The Fund and the Fundrise Platform rely on third-party and FDIC-insured depository institutions to process the Fund’s transactions, including payments of corresponding loans, processing of subscriptions under this offering and distributions to Shareholders. Under the Automated Clearing House (ACH) rules, if the Fund experiences a high rate of reversed transactions (known as “chargebacks”), the Fund may be subject to sanctions and potentially disqualified from using the system to process payments. The Fundrise Platform also relies on computer hardware purchased and software licensed from third parties. This purchased or licensed hardware and software may be physically located off-site, as is often the case with “cloud services.” This purchased or licensed hardware and software may not continue to be available on commercially reasonable terms, or at all. If the Fundrise Platform cannot continue to obtain such services elsewhere, or if it cannot transition to another processor quickly, the Fund’s ability to process payments will suffer and Shareholders’ ability to receive distributions will be delayed or impaired.
If the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.
The Fund’s future depends, in part, on the Adviser’s ability to attract and retain key personnel. The Fund’s future also depends on the continued contributions of the executive officers and other key personnel of the Adviser, each of whom would be difficult to replace. In particular, the Founder/Chief Executive Officer of Rise Companies, who is the Chief Executive Officer of the Adviser, is critical to the management of the Fund’s business and operations and the development of the Fund’s strategic direction. The loss of the services of the Chief Executive Officer or other executive officers or key personnel of the Adviser and the process to replace any of the Adviser’s key personnel would involve significant time and expense and may significantly delay or prevent the achievement of the Fund’s business objectives.

If the Fund’s techniques for managing risk are ineffective, the Fund may be exposed to unanticipated losses.

In order to manage the significant risks inherent in the Fund’s business, the Fund must maintain effective policies, procedures and systems that enable the Fund to identify, monitor and control the Fund’s exposure to market, operational, legal and reputational risks. The Fund’s risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If the Fund’s risk management efforts are ineffective, the Fund could suffer losses or face litigation, particularly from the Fund’s clients, and sanctions or fines from regulators. The Fund’s techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that the Fund might fail to identify or anticipate. Any failures in the Fund’s risk management techniques and strategies to accurately quantify such risk exposure could limit the Fund’s ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. The Fund’s more qualitative approach to managing those risks could prove insufficient, exposing the Fund to unanticipated losses in the Fund’s NAV and therefore a reduction in the Fund’s revenues.
The Fund may not be successful in allocating among its targeted Portfolio Companies, and there is no assurance that the Fund’s asset allocation will achieve the Fund’s investment objective or deliver positive returns.
The Fund may not allocate effectively among its targeted Portfolio Companies, and its allocations may be unsuccessful in achieving its investment objective. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively among the Fund’s target investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.
Competition Risk
The securities industry and the varied strategies and techniques to be engaged in by the Adviser are extremely competitive and each involves a degree of risk. The Fund expects competition to persist and intensify in the future, which could harm the Fund’s ability to locate an adequate number of attractive investment opportunities.
The Fund’s principal competitors include private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banking firms, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies,  as well as online lending platforms that compete with the Fundrise Platform. In addition, in the future the Fund and the Fundrise Platform may experience new competition from more established internet companies possessing large, existing customer bases, substantial financial resources and established distribution channels.
Many of the Fund’s current or potential competitors have significantly more financial, technical, marketing and other resources than the Fund does and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. The Fund’s potential competitors may also have longer operating histories, more extensive customer bases, greater brand recognition and broader customer relationships than the Fund has. Some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments. These competitors may be better able to develop new products, to respond quickly to new technologies and to undertake more extensive marketing campaigns. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund as a RIC. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition and results of operations. Also, because of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that it will be able to identify and make direct equity investments that are consistent with its investment objective.
Investment and Market Risk
Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have an adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could reduce investments on the Fundrise Platform by investors. Periods of economic slowdown or recession, significantly rising interest rates, declining employment levels or other negative economic conditions could have a negative impact on the availability and liquidity of investment opportunities. These events could adversely affect the Fund’s demand among investors, which will impact the Fund’s results of operations.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the United States and global financial markets and economic conditions. With the improvement of the U.S. economy, the Federal Reserve may continue to raise interest rates, which would increase borrowing costs and may negatively impact the Fund’s ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to essentially shut down for periods of time. Continued adverse political and economic conditions could have an adverse effect on Fund’s business, financial condition and results of operations.
The current worldwide financial market situation, various social and political tensions in the United States and around the world, and the recent public health crisis caused by the novel coronavirus (COVID-19) may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. Since 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. Additionally, the precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” remain uncertain at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time. Further, there is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. Finally, public health crises, pandemics and epidemics, such as those caused by new strains of viruses such as H5N1 (avian flu), severe acute respiratory syndrome (SARS) and, most recently, the novel coronavirus (COVID-19), are expected to increase as international travel continues to rise and could adversely impact the Fund’s business by interrupting business, supply chains and transactional activities, disrupting travel, and negatively impacting local, national or global economies. The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on the Fund’s investments. As a result of these factors, there can be no assurance that the Fund will be able to successfully monitor developments and manage the Fund’s investments in a manner consistent with achieving the Fund’s investment objective.
The ongoing COVID-19 pandemic and measures intended to prevent its spread could have a material adverse effect on the Fund’s business, results of operations, cash flows and financial condition. The COVID-19 pandemic has caused, and is likely to continue to cause, severe economic, market and other disruptions worldwide. The Fund cannot assure you that conditions in the bank lending, capital and other financial markets will not continue to deteriorate as a result of the pandemic, or that the Fund’s access to capital and other sources of funding will not become constrained, which could adversely affect the availability and terms of future borrowings or renewals. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers, including the Adviser. Due to the speed with which the situation is developing, the Fund is not able at this time to estimate the effect of these factors on the Fund’s business, or any future pandemics that may arise, but the adverse impact on the Fund’s business, results of operations, financial condition and cash flows could be material.

In addition, public health concerns (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, acts of God, political or social unrest, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, fire, wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on local, U.S. and world economies and markets generally. The Fund does not know how long the U.S. economy and financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. Those events also could have an acute effect on individual issuers or groups of issuers. These risks also could adversely affect individual investments, interest rates, secondary trading, credit risk, inflation, deflation and other factors that could adversely affect the Fund’s investments and cause the Fund to lose value.
Common Stock Risk
Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. Common stock in which the Fund may invest is structurally subordinated as to a company’s income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Preferred Securities Risk
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.
Derivatives Risk
A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this prospectus, including interest rate risk and management risk.  The performance of derivatives depends largely on the performance of the underlying assets, interest rates or indices to which the derivatives relate.  Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, interest rate or index to which the derivative relates. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost or other factors.. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.  Derivative instruments can be volatile and illiquid. They may disproportionately increase losses, and may have a potentially large impact on Fund performance.
Warrants and Rights Risk
Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Options Risk
The Fund’s options investments involve certain risks, including general risks related to derivative instruments. When purchasing options, the Fund risks losing the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.  When trading options in the OTC market, many of the protections afforded to exchange participants will not be available.  If a counterparty fails to make delivery of the security underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Additionally, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments.
Forward Contracts Risk

A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk.  The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund).  Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.
Issuer-Specific Risk
A security issued by a particular issuer may be impacted by factors that are unique to that issuer and thus may cause that security’s return to differ from that of the market. As a result, investments impacted by such factors may result in underperformance. This risk will be greater if an account concentrates its investments.

Smaller Company Risk

Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies and the purchase or sale of more than a limited number of shares of smaller companies may affect their stock prices. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers, limited product lines, markets, distribution channels or financial resources, and management of such companies may be dependent upon one or a few key people. Changes in suppliers, customers, business lines or personnel, therefore, may have a greater impact on a smaller company’s stock price than on a larger company. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

New Issues Risk

“New Issues” are initial public offerings of equity securities. There is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Non-Diversification Risk

As a “non-diversified” investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Interest Rate Risk
Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges.
Below Investment Grade (High Yield or Junk) Securities Risk
The Fund may have exposure to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Lower grade securities may be particularly susceptible to economic downturns and are inherently speculative. It is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Shares, both in the short-term and the long-term.
Foreign Companies Risk
While the Fund intends to invest primarily in U.S. companies, the Fund may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Although the Fund expects that most investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
Leverage Risk

The Fund will pay (and stockholders will bear) any costs and expenses relating to the use of leverage by the Fund, to the extent the Fund bears such costs, which will result in a reduction in the NAV of the Shares.

Leverage may result in greater volatility of the NAV of, and distributions on, the Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred

Shares, if any, are borne entirely by holders of Shares. Shares income may fall if the interest rate on Borrowings or the dividend rate on preferred stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Any decline in the NAV of the Fund will be borne entirely by holders of Shares. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to holders of Shares than if the Fund were not leveraged.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. Such restrictions may be more stringent than those imposed by the 1940 Act and limit the Fund’s ability to effectively manage its portfolio.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 331⁄3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations in accordance with the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with current laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Although the Fund does not intend to utilize derivative transactions for speculative purposes, the Fund intends to cover any derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 331⁄3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate (including positions in lower yielding securities), segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Notwithstanding the foregoing, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements.  Compliance with Rule 18f-4 will not be required until August 2022.

Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.
When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). See “Determination of Net Asset Value” below. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
The Fund’s portfolio investments are generally privately traded securities.  The Fund’s investment in the privately offered securities of Portfolio Companies are fair valued by the Adviser in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value such investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Portfolio Companies will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Advisers and the Fund’s independent third party valuation agents or pricing services. Independent third party valuations and appraisals of the Portfolio Companies may only be conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Adviser to make an assessment of fair value with incomplete information. A material change in an investment in privately offered securities or a new appraisal of such an investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

Although the Fund uses good faith efforts to determine the fair value of Portfolio Companies, the fair value will be dependent on information provided by its service providers including the Adviser and any independent third-party valuation agent. The Fund will also rely to some extent on information provided by the Portfolio Companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations for Portfolio Companies may cause its NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their Shares than the value of the Fund’s investments might warrant.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s investments between valuations, or to obtain complete information regarding any such events in a timely manner. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Fund’s assets.
Delay in the Use of Proceeds Risk
The Fund relies upon the Adviser’s investment professionals to identify suitable investments. Rise Companies and other Fundrise entities also rely on these professionals for investment opportunities. To the extent that Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Fundrise sponsored programs. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection or sale of investments could limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns.

The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments and the ability of the Adviser to identify investment opportunities for the Fund. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved.
Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is unable to find suitable investments promptly or deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the technology industry the Fund seeks to originate or acquire. Such investments may also make it more difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate.

This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments, even if the Fund is successful in raising the maximum offering amount. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.
Non-Listed Closed-End Interval Fund; Liquidity Risk
The Fund is a diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed- end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share. It is also likely that Shares would not be accepted as the primary collateral for a loan.
Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire.
Repurchase Offers Risk
The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.
If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders may have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.
New Fund Risk
As of the date of this Prospectus, the Fund has no operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term. In addition, prospective investors have no track record and history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital. The Fund may not be able to attract sufficient assets to fully implement the Fund’s principal investment strategies and achieve investment and trading efficiencies.
Because as of the commencement of the offering neither the Fund nor the Adviser have yet acquired or identified any investments that the Fund may make, the Fund is currently not able to provide an investor with any information to assist in evaluating the merits or the terms of any specific future investments that the Fund may make. Because Shareholders will be unable to evaluate the economic merit of assets before the Fund invests in them, Shareholders will have to rely entirely on the ability of the Adviser to select suitable and successful investment opportunities. These factors increase the risk that a Shareholder’s investment may not generate returns comparable to the Fund’s competitors.
Distributions Risk
The Fund is required to make distributions sufficient to satisfy the requirements for qualification as a RIC for U.S. federal income tax purposes. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
MANAGEMENT OF THE FUND

Board of Directors
Pursuant to the LLC Agreement, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board currently consists of [      ] Directors, [     ] of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”). The Directors are subject to removal or replacement in accordance with Delaware law and the LLC Agreement. The Directors currently serving on the Board were elected by the initial Shareholder of the Fund. The SAI provides additional information about the Directors.
Investment Adviser
[The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.fundriseintervalfund.com, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. The Fund is included among the investment vehicles made available through the Fundrise Platform. As of [_________, 20__], the Adviser had approximately $[___] in assets under management.
Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting, shareholder and other services for the Fund. The Adviser and its officers and directors are not required to devote all of their time to the Fund’s business and are only required to devote such time to the Fund’s affairs as their duties require. The Fund will follow investment guidelines adopted by the Adviser and the investment and borrowing policies set forth in this Registration Statement unless they are modified by the Adviser. The Adviser may establish further written policies on investments and borrowings and will monitor the Fund’s administrative procedures, investment operations and performance to ensure that the policies are fulfilled. The SAI provides additional information about the services provided by the Adviser to the Fund under the Investment Management Agreement.
Management Fee
Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of [___]% of the average daily value of the Fund’s net assets.
Approval of the Investment Management Agreement
A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders on Form N-CSR, which will be publicly filed with the SEC.
Adviser’s Investment Committee
The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The Investment Committee is responsible for (i) considering and approving each investment made by the Fund, and (ii) establishing the Fund’s investment strategies and policies and overseeing the Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Fund.  The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund. Each has served as a portfolio manager to the Fund since inception.

The members of the Investment Committee, and their professional background and experience, are as follows:

Benjamin S. Miller – [Bio to be provided in subsequent filing.]
Brandon T. Jenkins – [Bio to be provided in subsequent filing.]
Christopher Brauckmuller – [Bio to be provided in subsequent filing.]

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund.
Control Persons
A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As the Fund had not commenced operations as of this Prospectus, and except as noted below, the Fund does not know of any control persons of the Fund as of that date. As of the date of this Prospectus, Rise Companies and/or one of its subsidiaries may be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Fund. For so long as Rise Companies and/or one of its subsidiaries has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that Rise Companies’ and/or one of its subsidiaries’ control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.
Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.
FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.
[Expenses borne directly by the Fund include, but are not limited to:
◾	corporate, organizational and offering costs relating to the offering of Shares;
◾	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;
◾	the cost of effecting sales and repurchases of Shares and other securities;
◾	the Management Fee;
◾
investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

◾	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;
◾
fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

◾
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

◾	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;
◾	transfer agent and custodial fees;
◾	Distributor costs (if any);
◾	fees and expenses associated with marketing efforts (if any);
◾	federal and any state registration or notification fees;
◾	federal, state and local taxes;
◾	fees and expenses of the Independent Directors;
◾	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;
◾	fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;
◾	direct costs such as printing, mailing, long distance telephone and staff;
◾	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);
◾	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);
◾	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;
◾	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;
◾	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and
◾
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.]

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Subject to the 1940 Act and agreement by the Board, Rise Companies or its affiliates may receive acquisition or origination fees from co-investors, joint venture partners, borrowers or investment holding entities in connection with the acquisition or origination of investments in private technology companies. The Fund will not be entitled to these fees. In addition, from time to time, Rise Companies or its affiliates may provide other services relating to the Fund’s investments and their operations, in-lieu of outsourcing these functions to a third-party. Subject to the 1940 Act, Rise Companies or its affiliates may be entitled to receive compensation either from the Fund or the investment holding entity, which may be a wholly-owned subsidiary, in return for such services, which the Adviser believes will be at or below the cost that would be incurred by retaining an independent third-party. In the event that any compensation is paid by an entity other than the Fund, the Fund may indirectly bear such costs in proportion to its ownership interest in such entity.
Expense Limitation
[The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [___]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect [at least through ___, 2022], unless and until the Board approves its modification or termination.]

Organization and Offering Costs
Organization costs include, among other things, the cost of organizing as a Delaware limited liability company, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser.
The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.
[All organization and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement. Subject to the limitations on reimbursements by the Fund under the Expense Limitation Agreement (see “Expense Limitation” above), such reimbursement payments will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed [___]% of the aggregate gross proceeds from the offering of the Fund’s Shares during the applicable month. If the sum of the total unreimbursed amount of such organization and offering costs, plus new costs incurred since the last reimbursement payment, exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the [___]% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full.]
DETERMINATION OF NET ASSET VALUE

[The price you pay for your Shares is based on the Fund’s NAV. The NAV of Shares of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day.
The Board has approved procedures pursuant to which the Fund values its investments, and has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

When pricing securities or other assets at fair value, the Fund seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In this regard, the Adviser provides the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Fund at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

Because the overwhelming majority of the Fund’s investments are expected to have no readily available market quotations, most of the Portfolio Companies will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. During the early stages of a Portfolio Company’s existence, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the  Portfolio Companies grow to a point where traditional valuation methods apply, the Fund will value its investments based on the Portfolio Company’s progression through capital raising cycles. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of its Portfolio Companies with each new funding round, which is the generally accepted methodology for the valuation of pre-IPO companies like the ones the Fund intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund will consider when valuing its portfolio investments. The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Adviser may consider additional several factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors, to the extent that it is available.

For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: comparisons to prices from secondary market transactions; public offerings; and purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors.

With respect to any portion of the Fund’s assets that are invested in one or more investment funds, the Fund’s NAV may be calculated based upon the NAVs of those investment funds as a practical expedient, where such valuation methodologies employed by the investment funds reflects fair value pricing and the effects of using fair value pricing.

Derivatives are generally valued using Pricing Services and/or agreements with counterparties, quoted prices from the national exchange on which they are principally traded, or other procedures approved by the Board.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on any Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.
CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example and as discussed in further detail below, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates.

The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the eFundTM). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.
The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.
The Fund relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform. A full list of such Fundrise Platform investment opportunities, as of the date of this Prospectus, is available in the Fund’s SAI. Future programs may have investment criteria that compete with the Fund.
If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ finance professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following: (i) the investment objectives and criteria of Rise Companies and the other Fundrise entities; (ii) the cash requirements of Rise Companies and the other Fundrise entities; (iii) the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment; (iv) the policy of Rise Companies or the other Fundrise entities relating to leverage; (v) the anticipated cash flow of the asset to be acquired; (vi) the income tax effects of the purchase on Rise Companies or the other Fundrise entities; (vii) the size of the investment; and (viii) the amount of funds available to Rise Companies or the Fundrise entities. If a subsequent event or development causes any investment, in the opinion of Rise investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.
The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.
The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.
The Adviser and its affiliates will receive fees from the Fund. The Adviser has an inherent conflict of interest in recommending itself to the Board of Directors as the Fund’s Investment Adviser. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to: (i) the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement; (ii) the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees; (iii) acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan; (iv) borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser; (v) whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and (vi) whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.
The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of: (i) Rise Companies; (ii) the Adviser; (iii) Fundrise, LLC; (iv) other investment programs sponsored by Rise Companies; and (v) other Fundrise entities. As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.
As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities. The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non-exclusive, royalty free license to use the name “Fundrise.”
PERIODIC REPURCHASE OFFERS

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders are not permitted to transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and no such market is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

The Fund is an “interval fund,” which is a structure designed to provide some liquidity to Shareholders by allowing for periodic offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund intends to make quarterly repurchase offers for its Shares, unless such offer is suspended or postponed in accordance with relevant regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares. Repurchase offers will be made  at quarterly intervals. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund’s offer to purchase Shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.
Determination of Repurchase Offer Amount
The Board of Directors, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) in connection with any given Repurchase Request Deadline. However, the Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.
Notice to Shareholders
No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund will send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will indicate the NAV that has been computed no more than seven days before the date of notification, and the process through which Shareholders may learn the NAV after the notification date. Written instructions with respect to each Shareholder’s tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the Shareholder Notification.
The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and may have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good order any point before the Repurchase Request Deadline.
Repurchase Price
The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fund’s website at www.fundriseintervalfund.com to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs of the Fund, and a toll-free number to call for information regarding the repurchase offer. The NAV per Share may change materially between the time that the Shareholder Notification is sent to Shareholders and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed above under “Determination of Net Asset Value.”

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. If you invest in the Fund through a financial intermediary, your financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial intermediary for details. See “Plan of Distribution – Transactions Through Your Financial Intermediary” below.

Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other applicable laws.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares up to, but not to exceed, 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus the additional amount of Shares repurchased at the Fund’s discretion (up to 2.00% of the outstanding Shares) on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund is permitted to accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
With respect to any required minimum distributions from an individual retirement account or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.
If any Shares that you wish to tender to the Fund are not repurchased because of proration, you may have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter in order to ensure the repurchase of a specific number of Shares, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Shares when and/or in the amount that you desire.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Independent Directors. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. The Fund will send to its Shareholders notice of any suspension or postponement and notice of any renewed repurchase offer after a suspension or postponement. The Adviser will monitor and consult with the Board regarding the Fund’s preparation for periodic repurchase offers to assess any liquidity, valuation or other issues in the context of the COVID pandemic and their potential impact on the management of the Fund’s portfolio, continuing sales and liquidity for future repurchase offers.

Liquidity Requirements
From the time the Fund sends the Shareholder Notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and these liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to seek to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Considerations” below and in the SAI.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the LLC Agreement.
DISTRIBUTION POLICY

The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund begins to make distributions, the Fund expects to declare and make them on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Any distributions the Fund makes will be at the discretion of the Board, and will be based on, among other factors, the Fund’s present and reasonably projected future cash flow.
Shares that are issued to a Shareholder will accrue dividends until the Shareholder’s request that the Fund repurchase its Shares is accepted on the Repurchase Request Deadline. Shareholders will be entitled to declared distributions on each of their Shares from the time the Shares are issued to the Shareholder until such Shares are repurchased by the Fund as described in “Periodic Repurchase Offers.”
Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.
The Fund is required to make distributions sufficient to satisfy the requirements for qualification as a RIC for U.S. federal income tax purposes. Generally, income distributed will not be taxable to the Fund under the Code if the Fund distributes at least 90% of its investment company taxable income each year (computed without regard to the dividends paid deduction and the Fund’s net capital gain). Distributions will be authorized at the discretion of the Board, in accordance with the Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The Board’s discretion will be directed, in substantial part, by the Fund’s obligation to comply with the RIC requirements and to avoid U.S. federal income and excise taxes on retained income and gains.
The Fund is not prohibited from distributing its own securities in lieu of making cash distributions to Shareholders. The LLC Agreement also gives the Fund the right to distribute other assets rather than cash. The receipt of the Fund’s securities or assets in lieu of cash distributions may cause Shareholders to incur transaction expenses in liquidating the securities or assets. The Fund does not have any current intention to list its Shares on a stock exchange or other trading market, nor is it expected that a public market for the Shares will develop. The Fund also do not anticipate that it will distribute other assets in kind.
Although the Fund’s goal is to fund the payment of distributions solely from cash flow from operations, the Fund may pay distributions from other sources, including the net proceeds of the offering, cash advances by the Adviser, cash resulting from a waiver of fees or reimbursements due to the Adviser, borrowings in anticipation of future operating cash flow and the issuance of additional Shares, and the Fund has no limit on the amounts it may pay from such other sources. If the Fund funds distributions from financings or the net proceeds from the offering, the Fund will have less funds available for investment in Portfolio Companies. The Fund expects that its cash flow from operations available for distribution will be lower in the initial stages of the offering until the Fund has raised significant capital and made substantial investments. Further, because the Fund may receive income at various times during its fiscal year and because the Fund may need cash flow from operations during a particular period to fund expenses, the Fund expects that during the early stages of the Fund’s operations and from time to time thereafter, the Fund may declare distributions in anticipation of cash flow that the Fund expects to receive during a later period and these distributions would be paid in advance of the Fund’s actual receipt of these funds. In these instances, the Fund expects to look to third party borrowings, the offering proceeds or other sources to fund its distributions. Additionally, the Fund will make certain payments to the Adviser for services provided to the Fund. See “Management of the Fund – Fund Expenses.” Such payments will reduce the amount of cash available for distributions. Finally, payments to fulfill repurchase requests under the Share repurchase program will also reduce funds available for distribution to remaining Shareholders.

The Fund’s distributions will constitute a return of capital to the extent that they exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a Shareholder’s adjusted tax basis in the Shareholder’s Shares, and to the extent that it exceeds the Shareholder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares.
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limits the Fund to one long-term capital gain distribution per year, subject to certain exceptions.
The Board may authorize distributions in stock or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.
DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan administered by the Adviser. Pursuant to the plan, the income dividends or capital gains or other distributions declared by the Fund, net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan.
Shareholders will not automatically participate in the dividend reinvestment plan. Shareholders must make an affirmative election to participate in the plan. If a Shareholder “opts in” to the plan (elects to reinvest in Shares), the Shareholder will participate in the plan unless and until the Shareholder elects to “opt out” of the plan (elects not to reinvest in Shares). As a result, if the Fund declares a cash dividend or other distribution payable in cash, Shareholders who are not enrolled in the plan will receive such dividends or distributions in cash, rather than having their dividends or distributions automatically reinvested in additional Shares of the Fund or pursuant to their investment plan, if applicable.
A Shareholder may elect to enroll and un-enroll in the dividend reinvestment plan by visiting his or her account on the Fundrise Platform website at www.fundrise.com. Any such election by a Shareholder generally must be received and processed by the Adviser before the end of the applicable calendar quarter or such election may not apply to the payment of that particular distribution.
When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.” The Fund reserves the right to amend or terminate the dividend reinvestment plan, including the right to suspend or limit at any time the ability of Shareholders to reinvest distributions.
For further information about the dividend reinvestment plan, visit the Fundrise Platform website at www.fundrise.com or 202-584-0550. All correspondence concerning the dividend reinvestment policy should be directed to the Fund by visiting the Fundrise Platform website at www.fundrise.com.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The Fund intends to qualify each year as a RIC under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.
If the Fund failed to qualify as a RIC in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would generally be taxed to certain noncorporate U.S. shareholders (including individuals) as “qualified dividend income” eligible for reduced maximum tax rates.
Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gain designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders, whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such Shares are held as a capital asset).
Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Current law provides for reduced federal income tax rates on (i) long-term capital gains received by individuals and certain other non-corporate taxpayers and (ii) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” to apply. To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.  Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty.  Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in Shares of the Fund. The sale or exchange of Shares in connection with a repurchase of Shares, as well as certain other transfers, will be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss.

Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares.  For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions insubstantially similar or related property or through certain options or short sales.
Fund distributions and gains from sale or exchange of Fund Shares generally are subject to state and local income taxes.
Any long-term or short-term capital gains realized on sale or repurchase of your Fund shares will be subject to federal income tax. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis.  Gross proceeds and cost basis will be reported to shareholders and the Internal Revenue Service. Cost basis will be calculated using the Fund’s default method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), the shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for their account.
A repurchase of Shares will be treated under Section 302 of the Code as a taxable distribution unless the repurchase satisfies one of the tests set forth in Section 302(b) of the Code enabling the repurchase to be treated as a sale or exchange of the repurchased Shares. A repurchase that is not treated as a sale or exchange will be taxed in the same manner as regular distributions (e.g., ordinary dividend income to the extent paid out of earnings and profits unless properly designated as a capital gain dividend), and a repurchase treated as a sale or exchange will be taxed in the same manner as other taxable sales discussed above.
The repurchase will be treated as a sale or exchange if it (i) is “substantially disproportionate” with respect to the Shareholder, (ii) results in a “complete termination” of the Shareholder’s interest in the Fund, or (iii) is “not essentially equivalent to a dividend” with respect to the Shareholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in the Code, as well as Shares actually owned, must generally be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to any particular repurchase will depend upon the facts and circumstances as of the time the determination is made and the constructive ownership rules are complicated, prospective Shareholders are advised to consult their own tax advisers to determine such tax treatment.
If a repurchase of Shares is treated as a distribution that is taxable as a dividend, the amount of the distribution would be measured by the amount of cash and the fair market value of the property received by the repurchasing Shareholder. In addition, although guidance is sparse, the IRS could take the position that Shareholders who do not participate in any repurchase treated as a dividend should be treated as receiving a constructive stock distribution taxable as a dividend in the amount of the increased percentage ownership in the Fund as a result of the repurchase, even though such Shareholder did not actually receive cash or other property as a result of such repurchase. The amount of any such constructive dividend would be added to the non-repurchasing Shareholder’s basis in his or her Shares. It also is possible that under certain technical rules relating to the deduction for dividends paid, the IRS could take the position that repurchases taxed as dividends impair the Fund’s ability to satisfy the Fund’s distribution requirements under the Code.
Backup withholding rules require the Fund, in certain circumstances, to withhold federal income tax from dividends and certain other payments, including repurchase proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.  Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31,2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, see the “Taxation” section in the Fund’s Statement of Additional Information.
Prospective investors are urged to consult their own tax advisors regarding an investment in the Shares of the Fund in light of their own particular circumstances.
ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, a “Plan”) may purchase Shares. ERISA, for example, imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Plan that becomes a Shareholder, solely as a result of the Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA, the Code or other applicable law of an investment in the Fund through a Plan.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following descriptions of the Fund’s Shares, certain provisions of Delaware law and certain provisions of the LLC Agreement are summaries and are qualified by reference to Delaware law and the LLC Agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. Reference should be made to the LLC Agreement on file with the SEC for the full text of these provisions.
Shares
The Fund is a Delaware limited liability company organized on [____, 2021] under the Delaware Limited Liability Company Act (“Delaware LLC Act”), issuing limited liability company interests. The limited liability company interests in the Fund will be denominated in common shares of limited liability company interests (“Shares” or “Common Shares”) and, if created in the future, preferred shares of limited liability company interests (“Preferred Shares”). The LLC Agreement provides that the Fund may issue an unlimited number of Shares.
All of the Shares offered by this Registration Statement will be duly authorized and validly issued. Upon payment in full of the consideration payable with respect to the Shares, as determined by the Board, the holders of such Shares will not be liable to the Fund to make any additional capital contributions with respect to such Shares (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the Delaware LLC Act). Holders of Shares have no conversion, exchange, sinking fund or appraisal rights, no pre-emptive rights to subscribe for any securities of the Fund and no preferential rights to distributions. However, holders of Shares will be eligible to participate in the Fund’s Share repurchase program, as described in “Periodic Repurchase Offers.”

The Fund expects that it will make and declare dividends, if any, on a quarterly basis, or more or less frequently as determined by the Board, in arrears. See “Distribution Policy.” Unless a Shareholder elects to participate in the Fund’s dividend reinvestment plan, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the plan. See “Dividend Reinvestment Plan.”
The Fund intends to have a [December 31] fiscal year end. In addition, the Fund intends to elect to be taxed as a RIC for U.S. federal income tax purposes commencing with the Fund’s taxable year ending [_______, ___].
Share Classes
The Fund is currently offering one class of Shares on a continuous basis. The Fund may offer additional classes of Shares in the future. The Fund may apply for exemptive relief from the SEC that would permit the Fund to issue multiple classes of Shares;

there is no assurance, however, that the relief would be granted. Until such exemptive relief is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.
Preferred Shares
Section 215(e) of the Delaware LLC Act specifically authorizes the creation of ownership interests of different classes of limited liability company interests, having such relative rights, powers and duties as the limited liability company agreement may provide, and may make provision for the future creation in the manner provided in the limited liability company agreement of additional classes of membership interests. In accordance with this provision, the LLC Agreement provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Common Shares (including Preferred Shares, debt securities or other senior securities), by action of the Board without approval of Shareholders.
The Board is authorized to fix the number of Preferred Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions of such securities as the Board sees fit. As of the date of this Prospectus, no Preferred Shares are outstanding and the Fund has no current plans to issue any Preferred Shares.
Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti- takeover device. Every issuance of Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of Preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such Preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of Preferred Shares, if any are issued, must be entitled as a class to elect two Directors at all times and to elect a majority of the Directors if distributions on such Preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Shares.
Voting Rights
The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The LLC Agreement provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the LLC Agreement or a resolution of the Board specifying a greater or lesser vote requirement, the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders. There will be no cumulative voting in the election of Directors. Under the LLC Agreement, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Liquidation Rights
In the event of a liquidation, termination or winding up of the Fund, whether voluntary or involuntary, the Fund will first pay or provide for payment of the Fund’s debts and other liabilities, including the liquidation preferences of any class of Preferred Shares. Thereafter, holders of the Fund’s Common Shares will share in the funds of the Fund remaining for distribution pro rata in accordance with their respective interests in the Fund.
Agreement to be Bound by the LLC Agreement; Power of Attorney
By purchasing a Share, you will be admitted as a member of the Fund and will be bound by the provisions of, and deemed to be a party to, the LLC Agreement. Shareholders should be aware that the LLC Agreement requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in the Fund. The waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder. Other investment companies may not impose a similar limitation. A court may choose not to enforce this provision of the LLC Agreement.

Pursuant to the LLC Agreement, each Shareholder and each person who acquires a Share from a Shareholder grants to the Directors and officers of the Fund a power of attorney to, among other things, execute and file documents required for the Fund’s qualification, continuance or dissolution. The power of attorney also grants the Directors and officers of the Fund the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the LLC Agreement.
Limitation of Liability and Indemnification; Indemnification and Advance of Expenses
Pursuant to the LLC Agreement, Directors and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Director’s or officer’s duty.
Except as otherwise provided in the LLC Agreement, the Fund will indemnify and hold harmless any current or former Director or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Director or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Directors and officers prior to a final determination regarding entitlement to indemnification as described in the LLC Agreement.
Pursuant to the LLC Agreement, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Amendment of the LLC Agreement
Subject to the provisions of the 1940 Act, pursuant to the LLC Agreement, the Board may amend the LLC Agreement without any vote of Shareholders.
Termination and Dissolution
The Fund will continue as a limited liability company until terminated under the LLC Agreement. The Fund will dissolve upon: (i) the election of the Board to dissolve the fund; (ii) the sale, exchange or other disposition of all or substantially all of the Fund’s assets; (iii) the entry of a decree of judicial dissolution of the Fund; or (iv) at any time that the Fund no longer has any Shareholders, unless the Fund’s business is continued in accordance with the Delaware LLC Act.
ANTI-TAKEOVER PROVISIONS

The LLC Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, or convert the Fund to open-end status. These provisions may have the effect of discouraging, delaying or preventing attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Directors are elected for indefinite terms and do not stand for reelection. A Director may be removed from office with cause only by action taken by a majority of the remaining Directors (or, in the case of an Independent Director, only by action taken by a majority of the remaining Independent Directors).
The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Shareholders. In particular, the Board is authorized to provide for the issuance of an unlimited amount of one or more classes or series of Shares of the Fund, including Preferred Shares, and to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.
The Fund is a limited liability company organized under Delaware law. Some provisions of Delaware law may delay or prevent a transaction that would cause a change in control of the Fund. Section 203 of the Delaware General Corporation Law

(“DGCL”), which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The LLC Agreement does not currently elect to have Section 203 of the DGCL apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section  203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, the Fund’s Shareholders generally may not effect changes to the LLC Agreement.
PLAN OF DISTRIBUTION

About the Fundrise Platform
The Fund’s Shares being offered hereby will be primarily offered and distributed by the Fund and its associated persons through the Fundrise Platform. The Fundrise Platform, which is owned and operated by Fundrise, LLC, a wholly-owned subsidiary of Rise Companies, is a software communication tool used by the Fund and its associated persons, at no cost, in conducting the offer and sale of the Fund’s Shares. The Fundrise Platform   consists   solely   of   the   investment   platform   available   online   at www.fundrise.com (along with the Fund’s  website at www.fundriseintervalfund.com) and through various mobile applications sponsored by Rise Companies, although the Fundrise Platform may expand or change over time. All associated persons of the Fund who participate in the offer and sale of the Fund’s Shares will be employees of Rise Companies or its affiliates.

Through the Fundrise Platform, Rise Companies is making alternative investing nearly effortless. We use our technology to offer institutional-quality private market assets to millions of individual investors of every size at the touch of a button.
Through software and high-leverage data, Rise Companies is collapsing the finance supply chain into a single technology-enabled system. We’ve built a software-based infrastructure that vertically integrates the alternative investment management sector. This connects the investor directly to the asset—eliminating now-unnecessary costs and intermediaries, and thereby improving return potential—and creates increasingly powerful operational efficiencies. Our proprietary technology is creating new investment solutions not possible under the antiquated institutional models.
With nearly $2 billion in assets under management, Rise Companies has the scale of an institutional investor without the outdated fee structures and increasingly burdensome legacy overhead typical of yesterday’s investment business. This is the future of the financial industry.
Individuals can invest through the Fundrise Platform at low costs for what Rise Companies believes is a better, more transparent investor experience, while potentially earning attractive risk-adjusted returns from asset classes that have generally been limited to many investors or charged high commissions and premiums for access. The Fundrise Platform gives investors the ability to: (i) browse investment offerings based on investment preferences including location, asset type, risk and return profile; (ii) transact entirely online, including digital legal documentation, funds transfer, and ownership recordation; (iii) manage and track investments easily through an online portfolio; and (iv) receive automated distributions and/or interest payments, and regular financial reporting.
The offering and distribution of the Fund’s Shares (and all associated activities) will be conducted by the Fund and its associated persons in accordance with the exemption from broker registration requirements contained in Rule 3a4-1 under the Securities Exchange Act of 1934. Accordingly, no person associated with the Fund will be deemed to be a broker solely by reason of his or her participation in the offer and sale of the Fund’s Shares. All associated persons of the Fund will be limited to conducting only certain “passive sales” activities in accordance with Rule 3a4-1, which include the following: (i) preparing written communications that have been approved by a principal of the Fund, or delivering such written communications in a way that does not involve oral solicitation of a potential investor (e.g., via email); (ii) responding to inquiries of a potential investor in a communication initiated by the potential investor, with responses being limited to information contained in the Registration Statement or other offering documentation; and (iii) performing ministerial and clerical work involved in effecting any transactions in this offering. No activities will occur on the Fundrise Platform without the explicit direction of the Fund or its associated persons.

The Fund will not pay Fundrise, LLC, the owner of the Fundrise Platform, any sales commissions or other remuneration for hosting this offering on the Fundrise Platform. Additionally, no associated person of the Fund will be compensated for his or her participation in this offering, either through sales commissions or other remunerations based on the offer and sale of the Fund’s Shares. This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.
How to Purchase Shares
This Prospectus and supplements hereto will be furnished to prospective investors upon their request via electronic PDF format and will be available for viewing and download 24 hours per day, 7 days per week on the Fund’s website at www.fundriseintervalfund.com, as well as on the SEC’s website at www.sec.gov.
Investors seeking to purchase the Fund’s Shares should proceed as follows:
◾	Read this entire Registration Statement and any supplements accompanying this Registration Statement.
◾	Electronically complete, execute and deliver a copy of the subscription agreement, which is available on www.fundrise.com (or the Fund’s website at www.fundriseintervalfund.com).
◾
Electronically provide ACH instructions to the Fund for the full purchase price of the Fund’s Shares being subscribed for; note, however, for subscriptions in excess of $125,000, the Fund will require that the purchase price of the Fund’s Shares be provided via bank wire.

The Fund is deemed to have received a subscription when the Fund receives the properly completed and executed subscription agreement (and all related documentation) in accordance with the instructions provided therein.
By executing the subscription agreement and paying the total purchase price for the Fund’s Shares subscribed for, each investor agrees to accept and fully comply with the terms of the subscription agreement. Subscriptions will be binding upon investors but will be effective only upon the Fund’s acceptance of the subscribing investor as a member of the Fund, which will be based on the Fund’s determination that the investor satisfies all of the terms and conditions of the subscription agreement. Prospective investors should carefully read the subscription agreement before purchasing Shares of the Fund. The Fund reserves the right to reject any subscription in whole or in part or pause accepting new subscriptions.
Subscriptions will be accepted or rejected within 45 days of receipt by the Fund. The Fund will not draw funds from any subscriber until your subscription is accepted. If the Fund accepts your subscription, the Fund will email you a confirmation. Settlement may occur up to 45 days after a prospective investor submits a subscription agreement, depending on the volume of subscriptions received. An investor will become a member of the Fund, including for tax purposes, and the Shares will be issued, as of the date of settlement. Settlement will not occur until an investor’s funds have cleared and the Fund accepts the investor as a member. The number of shares issued to an investor will be calculated based on the NAV per Share in effect on the date the Fund receives the subscription. The acceptance of subscriptions may be briefly paused at times to allow the Fund to effectively and accurately process and settle subscriptions that have been received.
If the offering terminates or if any prospective investor’s subscription is rejected, all funds received from such investors will be returned without interest or deduction. To the extent that the funds are not ultimately received by the Fund or are subsequently withdrawn by the subscriber, whether due to an ACH chargeback or otherwise, the subscription agreement will be considered terminated, and the subscriber will not be entitled to any Shares subscribed for or dividends that may have accrued.
The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares.
Transactions Through Your Financial Intermediary
Shareholders may invest in the Fund through a financial intermediary. Your financial intermediary is responsible for ensuring that your order is made in accordance with the subscription procedures described above under “How to Purchase Shares.” Purchase through a financial intermediary does not affect these subscription procedures.
Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. The Fund has the discretion to modify or waive these requirements. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Financial intermediaries currently may only purchase Fund Shares through the Fundrise Platform. In the future, the Fund may allow financial intermediaries to purchase Fund Shares through other distribution arrangements, subject to applicable laws.
Minimum Purchase Requirements
The minimum initial investment for Shares of the Fund is $[1,000]. There is no minimum investment requirement on additional purchases after you have purchased a minimum of $[1,000]. In certain instances, the Fund may revise the minimum purchase requirement in the future or elect to waive the minimum purchase requirement, such as for individuals who participate in different plans established by the Adviser. In addition, in order to help protect the Fund from the risk of chargebacks, the Fund intends to require that any subscription in excess of $125,000 of the Fund’s Shares be funded through a bank wire transfer and not an ACH electronic fund transfer.
Certificates Will Not be Issued
The Fund will not issue certificates. Instead, the Fund’s Shares will be recorded and maintained on the Fund’s membership register.
Transferability of Shares
[The Fund’s Shares are generally freely transferable by the Fund’s Shareholders subject to any restrictions imposed by applicable securities laws or regulations, compliance with the transfer provisions of the LLC Agreement and receipt of appropriate documentation. The LLC Agreement generally prohibits any person from transferring the Fund’s Shares if such transfer would result in the Fund’s Shares being owned by fewer than 100 persons. See “Description of Capital Structure and Shares – Restrictions on Ownership and Transfer.” The transfer of any Shares in violation of the LLC Agreement will be deemed invalid, null and void, and of no force or effect. Any person to whom the Fund’s Shares are attempted to be transferred in violation of the LLC Agreement will not be entitled to vote on matters coming before the Shareholders, receive distributions from the Fund or have any other rights in or with respect to the Fund’s Shares. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all applicable transfer requirements, including those imposed under the transfer provisions of LLC Agreement, are satisfied.]
No Escrow
The proceeds of the offering of the Fund’s Shares will not be placed into an escrow account.
Advertising, Sales and other Promotional Materials
In addition to this Registration Statement, subject to limitations imposed by applicable laws and regulations, the Fund expects to use additional advertising, sales and other promotional materials in connection with the continuous offering of Shares. These materials may include (1) information relating to this Registration Statement, the past performance of Rise Companies and its affiliates, articles and public advertisements, and audio-visual materials and (2) certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material, in each case only as authorized by the Fund and subject to limitations imposed by applicable laws and regulations. Although these materials will not contain information in conflict with the information provided by this Registration Statement and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to the Fund’s Shares, these materials will not give a complete understanding of the continuous offering of Shares, the Fund or the Fund’s Shares and are not to be considered part of this Registration Statement. The continuous offering of the Fund’s Shares is made only by means of this Registration Statement and prospective investors must read and rely on the information provided in this Registration Statement in connection with their decision to invest in the Fund’s Shares.

Residents of the State of Washington
For investors and potential investors who are residents of the State of Washington, please send all correspondence, including any questions or comments, to washingtonstate@fundrise.com.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:
•	a citizen or resident of the Unites States;
•	Name;
•	Date of Birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying information.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.
Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.
In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Fund Closings
The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.
REPORTS TO SHAREHOLDERS

Shareholders may opt to receive the Fund’s audited annual reports and unaudited semi-annual reports, including a list of investments held, electronically through the Fundrise Platform. For Shareholders who have not opted to receive such reports through the Fundrise Platform, the Fund will send to such Shareholders the Fund’s annual and semi-annual reports. In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to Shareholders reasonably believed to be from the same family or household. Once implemented, a Shareholder must contact the Fund to discontinue householding and request individual copies of these documents by www.fundrise.com (or the Fund’s website at www.fundriseintervalfund.com). Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

CUSTODIAN AND TRANSFER AGENT

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), which has its principal office at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.
Millennium Trust Company, LLC (“Millennium”), which has its principal office at Spring Road, Oak Brook, IL 60523, serves as the Fund’s custodian for the securities and cash of the Fund’s portfolio. Under the Custodian Agreement between the Fund and Millennium, Millennium holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties. While the Fund intends to utilize the services of a custodian upon launch of the Fund, the Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                ] is the independent registered public accounting firm for the Fund and will perform an annual audit the Fund’s financial statements. [                ] is located at [                         ].
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as the Fund’s legal counsel.
ADDITIONAL INFORMATION

This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-231940). The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of this Prospectus or the SAI without charge.
Statements contained in this Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Growth Tech Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.fundriseintervalfund.com.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVE AND POLICIES	3

INVESTMENT RESTRICTIONS	24

REPURCHASES AND TRANSFER OF SHARES	26

MANAGEMENT OF THE FUND	29

INVESTMENT ADVISORY AND OTHER SERVICES	33

PORTFOLIO MANAGEMENT	35

PORTFOLIO TRANSACTIONS AND BROKERAGE	38

CODE OF ETHICS	40

PROXY VOTING POLICIES AND PROCEDURES	40

CONTROL PERSONS AND PRINCIPAL HOLDERS	41

U.S. FEDERAL INCOME TAX CONSIDERATION	41

CUSTODIAN AND TRANSFER AGENT	48

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

LEGAL COUNSEL	48

ADDITIONAL INFORMATION	48

FINANCIAL STATEMENTS	48

APPENDIX A – ADVISER PROXY VOTING POLICIES AND PROCEDURES	A-1

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
Subject to completion, dated June 16, 2021
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Fundrise Growth Tech Interval Fund, LLC
Common Shares
STATEMENT OF ADDITIONAL INFORMATION
[ ]
This Statement of Additional Information (the “SAI”) provides additional information to the prospectus of the Fundrise Growth Tech Interval Fund, LLC (the “Fund”), dated [           , 2021] (the “Prospectus”), as it may be amended or supplemented from time to time. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This SAI should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained upon request and without charge by writing to the Fund at Fundrise Growth Tech Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the investment platform owned and operated by Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, available both online at www.fundrise.com and through various mobile applications (collectively referred to herein along with the Fund’s website www.fundriseintervalfund.com, the “Fundrise Platform”). The information on the Fundrise Platform is not incorporated by reference into this SAI and investors should not consider it a part of this SAI.
The Prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVE AND POLICIES	3

INVESTMENT RESTRICTIONS	24

REPURCHASES AND TRANSFER OF SHARES	26

MANAGEMENT OF THE FUND	29

INVESTMENT ADVISORY AND OTHER SERVICES	33

PORTFOLIO MANAGEMENT	35

PORTFOLIO TRANSACTIONS AND BROKERAGE	38

CODE OF ETHICS	40

PROXY VOTING POLICIES AND PROCEDURES	40

CONTROL PERSONS AND PRINCIPAL HOLDERS	41

U.S. FEDERAL INCOME TAX CONSIDERATION	41

CUSTODIAN AND TRANSFER AGENT	48

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

LEGAL COUNSEL	48

ADDITIONAL INFORMATION	48

FINANCIAL STATEMENTS	48

APPENDIX A – ADVISER PROXY VOTING POLICIES AND PROCEDURES	A-1
2

GENERAL INFORMATION AND HISTORY

Fundrise Growth Tech Interval Fund, LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Fund was organized as a Delaware limited liability company on [_____, 2021] under the laws of Delaware by a Limited Liability Company Agreement of the Fund dated [________, 2021], as amended and/or restated to date (the “LLC Agreement”). The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.
The Fund currently only offers its common shares of limited liability company interests (“Shares” or “Common Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully transferable when issued and have no pre-emptive, conversion or exchange rights.
The Board of Directors of the Fund (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Fundrise Advisors, LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser.
The Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies, as well as the principal investment risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies or risks of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Prospectus, should not be considered to be a principal investment strategy or principal risk.
The Fund may engage in any of the investment strategies or purchase any of the investments described below.
Certain Portfolio Securities and Other Operating Policies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments, including derivatives, that provide the Fund with economic exposure to technology companies.  Technology companies include companies operating in the information technology and telecommunication services sectors and companies operating in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology companies may also include, in the judgment of the Fund’s investment adviser, companies operating in other sectors, sub-sectors and industries.
The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock or convertible debt) of, or other investments (including derivatives) that provide the Fund with economic exposure to, certain privately held, late-stage, growth companies (“Portfolio Companies”). Late-stage companies are privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late-stage private companies may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).
The ability to invest in privately held, late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded.  The Fund’s portfolio management
3

team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.
The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fund raising, or a sale or merger of the Portfolio Company.  Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company.  Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold”.
Notwithstanding the foregoing, investments in late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities.  The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment.  Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available.  Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.
The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity securities may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s equity investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so (e.g., to fund quarterly repurchases of the Fund’s shares or to come back into compliance with portfolio limitations), or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before it is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors”.
The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, basket of equities or index at a specified price on a future date.  The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes.
The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be
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offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.
The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not technology companies.  The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its investment objective. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.
Corporate Bonds
The Fund may invest in corporate bonds, including corporate bonds of technology-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies as described in the prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Advisers’ research and analysis when investing in these securities.
The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.
Zero Coupon Securities and Payment-In-Kind Securities
The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.
Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities
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appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.
Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations
The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer  or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when
Below Investment Grade (“High Yield” or “Junk”) Securities
Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of investments held by the Fund with a commensurate effect on the value of the Shares.
Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.
The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value (“NAV”) per Share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract
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due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

U.S. Government Obligations
Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Repurchase Agreements
A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.
The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.
Loans of Portfolio Securities
The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the
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Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities
The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Adviser. The Adviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Adviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.
To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.
Restricted Securities and Securities with Limited Trading Markets
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified  institutional buyers as contemplated by Rule 144A under the Securities Act.
Convertible Securities and Synthetic Convertible Securities
The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may
Credit Linked Notes
Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.
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Derivatives
The Fund may use various investment strategies described below for investment, hedging and risk management purposes.   Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include futures, options, forwards and swaps.
Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. For instance, the Fund will use derivatives only to the extent such derivatives are consistent with the requirements of the Code for maintaining its qualification for taxation as a RIC for federal income tax purposes.
Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission ("CFTC"), foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuate. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a  specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
Similarly when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.
At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.
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Options. As noted in the prospectus, the Fund expects to invest in Portfolio Companies by purchasing call options.  The Fund also may invest in options for other investment, hedging and risk management purposes.  In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.
In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.
The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.
Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying
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instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange- listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Adviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount
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of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.
The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the current asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.
The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.
The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a  portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Forward Contracts.  As noted in the prospectus, the Fund expects to invest in Portfolio Companies by entering into equity forward contracts. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk.  The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund).  Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.
Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase
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income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.
The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Adviser deems to be creditworthy. The Adviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high grade debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Percentage limitations described in this SAI are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.
The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.
Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity
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value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.
Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.
The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.
Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.
Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used.
When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic
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factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.
[Exclusion of Adviser from Commodity Pool Operator Status. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.
Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.]
Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations maybe deemed to create “senior securities,” the Fund currently intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.
The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets  equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).
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The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.
Notwithstanding the foregoing, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework described above.  Compliance with Rule 18f-4 will not be required until August 2022.

Tax Consequences of Hedging
Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Underlying Funds
The Fund may invest in securities of other underlying funds, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s Shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for so-called “funds of funds.” In addition, the SEC recently adopted Rule 12d1-4 under the 1940 Act along with certain other regulatory changes that allow a fund to acquire the securities of another fund in excess of the statutory limitations of Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions which include, among others, requiring a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act to enter into a fund of funds agreement with the acquired fund.

Prior to the adoption of new Rule 12d1-4, many ETFs obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond the limits of Section 12 of the 1940 Act, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. This exemptive relief is set to be rescinded effective January 19, 2022 in connection with the adoption of new Rule 12d1-4; however, until such date, the Fund may rely on these exemptive orders to the extent that it invests in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF
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will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Foreign Securities
The Fund may invest, directly or indirectly, in non-U.S. technology companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities
The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.
Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio investment. Such a delay could result in possible liability to a purchaser of the investment.
Money Market Instruments
The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Special Investment Techniques
The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio investments. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.
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Non-Diversified Status
Because the Fund is “non-diversified” under the 1940 Act, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.”

Liquidation of Fund
The Board may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to Shareholders. In the event of the liquidation of the Fund, Shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in the Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to Shareholders, resulting in a gain or loss for tax purposes, depending upon a Shareholder’s basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a Shareholder will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the Shareholder, and a Shareholder may receive an amount in liquidation less than the Shareholder’s original investment.
Large Shareholder Risk
Shares of the Fund may be offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund Shares. A Fund may experience adverse effects when these large Shareholders purchase or redeem a large percentage of Fund shares. The Fund is subject to the risk that large Share purchases may adversely affect the Fund’s liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid investments and is delayed in investing new cash. The Fund’s performance may also be adversely affected by large redemptions of Fund Shares to the extent the Fund is forced to sell portfolio investments at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Shareholders in the Fund, large redemptions relative to the size of the Fund will result in decreased economies of scale and increased costs and expenses for the Fund. Large redemptions that necessitate the sale of portfolio investments will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Operational Risk
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Market Disruptions Risk
The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including Fundrise Advisors, LLC as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the Fund may hold, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics
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that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price the Fund’s investments. These and other developments may adversely affect the liquidity of the Fund’s investments.
Cyber Security Risk
As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers, trading counterparties or issuers in which the Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its Shareholders could be negatively impacted as a result.

Risks Related to Regulatory Matters
The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The Fund and any of its subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the Internal Revenue Service (“IRS”), and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell the Fund’s Shares.
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Recent legislative and regulatory initiatives have imposed restrictions and requirements on financial institutions that could have an adverse effect on the Fund’s business.
The financial industry is becoming more highly regulated. There has been, and may continue to be, a related increase in regulatory investigations of the trading and other investment activities of registered investment companies. Such investigations may impose additional expenses on the Fund, may require the attention of senior management of the Adviser and may result in fines if the Fund is deemed to have violated any regulations.
Laws intended to prohibit money laundering may require Fundrise to disclose investor information to regulatory authorities.
The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities, and requires the Secretary of the U.S. Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require Fundrise or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti-money laundering procedures. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Fund’s Shares to comply with such legislation and/or regulations. The Fund reserves the right to request such information as is necessary to verify the identity of prospective shareholders and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. In the event of delay or failure by a prospective shareholder to produce any information required for verification purposes, an application for, or transfer of, the Fund’s Shares may be refused. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all necessary information is provided and any other applicable transfer requirements, including those imposed under the transfer provisions of the LLC Agreement, are satisfied.

The Portfolio Companies in which the Fund invests are subject to regulatory risk.

The Portfolio Companies in which the Fund invests are subject to changing laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.

Risks Related to the Adviser and its Affiliates and the Fundrise Platform
Any adverse changes in Rise Companies’ financial health or the Fund’s relationship with Rise Companies or its affiliates could hinder the Fund’s performance and the return on your investment.
The Fund has engaged the Adviser to manage the Fund’s operations and its portfolio. The Adviser has no employees, and utilizes Rise Companies’ personnel to perform services on its behalf for the Fund. The Fund’s ability to achieve its investment objective and to pay distributions is dependent upon the performance of Rise Companies and its affiliates as well as Rise Companies’ investment professionals in the identification and acquisition or origination of investments, the management of the Fund’s assets and operation of the Fund’s day-to-day activities. Any adverse changes in Rise Companies’ financial condition or the Fund’s relationship with Rise Companies could hinder the Adviser’s ability to successfully manage the Fund’s operations its portfolio of investments.
The Fund has minimal operating capital, no significant assets and no revenue from operations.
The Fund has minimal operating capital and for the foreseeable future will be dependent upon the Fund’s ability to finance its operations from the sale of equity or other financing alternatives. There can be no assurance that the Fund will be able to successfully raise operating capital. The failure to successfully raise operating capital, and the failure to attract sufficient investor purchase commitments, could result in the Fund’s bankruptcy or other event which would have a material adverse effect on the Fund and its Shareholders. The Fund has no significant assets or financial resources, so such adverse event could put your investment dollars at significant risk.
Employee misconduct and unsubstantiated allegations against the Fund and misconduct by employees of Rise Companies could expose the Fund to significant reputational harm.
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The Fund is vulnerable to reputational harm, as the Fund operates in an industry where integrity and the confidence of its investors is of critical importance. If an employee of Rise Companies or its affiliates were to engage in illegal or suspicious activities, or if unsubstantiated allegations are made against the Fund or Rise Companies by such employees, stockholders or others, Rise Companies and the Fund may suffer serious harm to the Fund’s reputation (as a consequence of the negative perception resulting from such activities or allegations), financial position, relationships with key persons and companies in private markets, and the Fund’s ability to attract new investors. The Fund’s business often requires that the Fund deal with confidential information. If employees of Rise Companies were to improperly use or disclose this information, the Fund could suffer serious harm to its reputation, financial position and current and future business relationships. It is not always possible to deter employee misconduct, and the precautions Rise Companies takes to detect and prevent this activity may not be effective in all cases. Misconduct by Rise Companies’ employees, or even unsubstantiated allegations of misconduct, could subject Rise Companies and the Fund to regulatory sanctions and result in an adverse effect on the Fund’s reputation and business.
Rise Companies will need to raise substantial additional capital to fund its operations, and if it fails to obtain additional funding, it may be unable to continue operations.
Prior to January 2017, Rise Companies had funded substantially all of its operations with proceeds from private financings from individual investors. On January 31, 2017, Rise Companies began an initial offering of shares of its class B common stock to the public. As of April 21, 2021, Rise Companies had raised approximately $97.6 million through such equity offering. To continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future.
Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future. Its failure to become profitable could impair the operations of the Fundrise Platform by limiting its access to working capital to operate the Fundrise Platform. In addition, Rise Companies expects its operating expenses to increase in the future as it expands its operations. If Rise Companies’ operating expenses exceed its expectations, its financial performance could be adversely affected. If its revenue does not grow to offset these increased expenses, Rise Companies may never become profitable. In future periods, Rise Companies may not have any revenue growth, or its revenue could decline.
If Rise Companies were to enter bankruptcy proceedings, the operation of the Fundrise Platform and the activities with respect to the Fund’s operations and business would be interrupted and subscription proceeds held in a segregated account may be subject to the bankruptcy.
If Rise Companies were to enter bankruptcy proceedings or to cease operations, the Fund would be required to find other ways to meet obligations regarding the Fund’s operations and business. Such alternatives could result in delays in the disbursement of distributions or the filing of reports or could require the Fund to pay significant fees to another company that the Fund engages to perform services for the Fund.
Risks Related to Conflicts of Interest
There are conflicts of interest between the Fund, the Adviser and its affiliates.
The Adviser’s executive officers, including the Adviser’s Chief Executive Officer, Benjamin S. Miller, are principals in the Adviser’s parent company, Rise Companies, which provides the Adviser with access to asset management and other services necessary for the performance by the Adviser of its duties under Investment Management Agreement. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with a third party on an arm’s length basis. Some of the conflicts inherent in the Fund’s arrangements with the Adviser and its affiliates, and the limitations on such parties adopted to address these conflicts, are described below. The Fund, the Adviser and their affiliates will try to balance the Fund’s interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than the Fund consistent with the Adviser’s fiduciary duty to the Fund, these actions could have negative impact on the Fund’s financial performance and, consequently, on distributions to Shareholders and the value of the Fund’s Shares. The Fund has adopted a conflicts of interest policy.
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The Adviser will face a conflict of interest because the asset management fee it will receive for services performed for the Fund will be based on the Fund’s NAV, which employees of Rise Companies, the parent company of the Adviser, are ultimately responsible for determining.
The Adviser, a wholly-owned subsidiary of Rise Companies, will be paid a Management Fee based on the Fund’s NAV as calculated by Rise Companies’ internal accountants and asset management team. The calculation of the Fund’s NAV involves certain subjective judgments with respect to estimating, for example, the value of the Fund’s assets and investments and accruals of the Fund’s operating revenues and expenses, and therefore, the Fund’s NAV may not correspond to the realizable value upon a sale of those assets. Because the calculation of NAV involves subjective judgment, there can be no assurance that the estimates used by Rise Companies’ internal accountants and asset management team to calculate the Fund’s NAV, or the resulting NAV, will be identical to the estimates that would be used, or the NAV that would be calculated, by an independent consultant. In addition, the Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Finally, the Fund’s NAV may not be indicative of the price that the Fund would receive for its assets at current market conditions.
The interests of the Adviser, the principals and its other affiliates may conflict with your interests.
The Investment Management Agreement provides the Adviser with broad powers and authority which may result in one or more conflicts of interest between your interests and those of the Adviser, the principals and its other affiliates. This risk is increased by the Adviser being controlled by Benjamin Miller, who is a principal in Rise Companies and who participates, or expects to participate, directly or indirectly in other offerings by Rise Companies and its affiliates. Potential conflicts of interest include, but are not limited to, the following:
◾
the Adviser, the principals and/or its other affiliates are offering, and may continue to originate and offer other investment opportunities, including additional equity and debt offerings similar to this offering, primarily through the Fundrise Platform, and may make investments in alternative assets for their own respective accounts, whether or not competitive with the Fund’s business;

◾
the Adviser, the principals and/or its other affiliates will not be required to disgorge any profits or fees or other compensation they may receive from any other business they own separately from the Fund, and you will not be entitled to receive or share in any of the profits return fees or compensation from any other business owned and operated by the Adviser, the principals and/or its other affiliates for their own benefit;

◾
the Fund may engage the Adviser or affiliates of the Adviser to perform services at prevailing market rates. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with third party on an arm’s length basis; and

◾	the Adviser, the principals and/or its other affiliates are not required to devote all of their time and efforts to the Fund’s affairs.
Risks Related to the Fund’s Organization and Structure
The Fund’s Shareholders will have limited voting rights.
The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote of Shareholders. Generally, other than matters that require the “vote of a majority of the outstanding voting securities,” as such term is defined by the 1940 Act, matters to be voted on by Shareholders must be approved by a majority of the votes cast by all Shares present in person or represented by proxy at the Shareholder meeting. If any such vote occurs, you will be bound by the vote even if you did not vote with the majority or supermajority, as applicable.
The conflicts of interest policies the Fund has adopted may not adequately address all of the conflicts of interest that may arise with respect to the Fund’s activities and are subject to change or suspension.
In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Board may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.
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Certain provisions of the LLC Agreement and Delaware law could hinder, delay or prevent a change of control of the Fund.
Certain provisions of the LLC Agreement and Delaware law could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change of control of the Fund. These provisions include the following:
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Authorization of additional Shares, issuances of authorized Shares and classification of Shares without Shareholder approval. The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Fund’s Shareholders. In particular, the Board may, such to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Common Shares (including preferred Shares, debt securities or other senior securities). The Board is authorized fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to such securities as the Board sees fit. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

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Delaware Business Combination Statute—Section 203. Section 203 of the DGCL, which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The Fund’s LLC Agreement does not currently elect to have Section 203 of the Delaware General Corporation Law apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

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Exclusive authority of the Board to amend the Fund’s LLC Agreement. The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, Shareholders generally may not effect changes to the LLC Agreement.

Your interest in the Fund will be diluted if the Fund issues additional Shares, which could reduce the overall value of your investment.
Potential investors in this offering do not have preemptive rights to any shares the Fund issues in the future. Under the LLC Agreement, the Fund has authority to issue an unlimited number of additional Common Shares or other securities. In particular, the Board is authorized, subject to the restrictions of applicable securities laws, to provide for the issuance of an unlimited amount of one or more classes or series of Shares in the Fund, including preferred Shares, and to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series, without Shareholder approval. After your purchase in this offering, the Board may elect to (i) sell additional shares in this or future public offerings, (ii) issue equity interests in private offerings, or (iii) issue shares to the Adviser, or its successors or assigns, in payment of an outstanding fee obligation. To the extent the Fund issues additional equity interests after your purchase in this offering, your percentage ownership interest in the Fund will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund’s investments, you may also experience dilution in the book value and fair value of your shares.
By purchasing Shares of the Fund, you are bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement which limit your ability to bring class action lawsuits or seek remedy on a class basis, subject to applicable law.
By purchasing Shares of the Fund, investors agree to be bound by the arbitration provisions contained in the Fund’s subscription agreement and the LLC Agreement (each an “Arbitration Provision” and collectively, the “Arbitration Provisions”), subject to applicable law. Such Arbitration Provisions apply to all claims that are related to the Fund, including with respect to this offering, the Fund’s holdings, the Fund’s Shares, the Fund’s ongoing operations and the management of its investments, among other matters and limit the ability of investors to bring class action lawsuits or similarly seek remedy on a class basis. Furthermore, because the Arbitration Provision is contained in the LLC Agreement, such Arbitration Provision will also apply to any purchasers of shares in a secondary transaction.
By agreeing to be subject to the Arbitration Provisions, you are severely limiting your rights to seek redress against the Fund in court, subject to applicable law. For example, you may not be able to pursue litigation for any claim in state or federal courts against the Fund, the Adviser, Rise Companies, or their respective directors or officers, including with respect to securities law claims (however, the Arbitration Provisions will not apply to federal securities laws claims, and investors will not be deemed to
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waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), and any awards or remedies determined by the arbitrators may not be appealed. In addition, arbitration rules generally limit discovery, which could impede your ability to bring or sustain claims, and the ability to collect attorneys’ fees or other damages may be limited in the arbitration, which may discourage attorneys from agreeing to represent parties wishing to commence such a proceeding.
Specifically, the Arbitration Provisions provide that either party may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration. The Fund has not determined whether it will exercise its right to demand arbitration but reserve the right to make that determination on a case by case basis as claims arise. In this regard, the Arbitration Provision is similar to a binding arbitration provision as the Fund is likely to invoke the Arbitration Provision to the fullest extent permissible.
Any arbitration brought pursuant to the Arbitration Provisions must be conducted in the Washington, D.C. metropolitan area. The term “Claim” as used in the Arbitration Provisions is very broad and includes any past, present, or future claim, dispute, or controversy involving you (or persons claiming through or connected with you), on the one hand, and the Fund (or persons claiming through or connected with the Fund), on the other hand, relating to or arising out of your subscription agreement, the Fundrise Platform, and/or the activities or relationships that involve, lead to, or result from any of the foregoing, including (except an individual Claim that you may bring in Small Claims Court or an equivalent court, if any, so long as the Claim is pending only in that court) the validity or enforceability of the Arbitration Provisions, any part thereof, or the entire subscription agreement. Claims are subject to arbitration regardless of whether they arise from contract; tort (intentional or otherwise); a constitution, statute, common law, or principles of equity; or otherwise. Claims include (without limitation) matters arising as initial claims, counter-claims, cross-claims, third-party claims, or otherwise. The scope of the Arbitration Provisions is to be given the broadest possible interpretation that will permit it to be enforceable. The Fund believes that the Arbitration Provisions are enforceable under federal law (although the Arbitration Provisions will not apply to federal securities laws claims, and investors will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), the laws of the State of Delaware, the laws of Washington, D.C., or under any other applicable laws or regulations. However, the issue of enforceability is not free from doubt and to the extent that one or more of the provisions in the subscription agreement or the LLC Agreement with respect to the Arbitration Provisions or otherwise requiring you to waive certain rights were to be found by a court to be unenforceable, we would abide by such decision.

Further, potential investors should consider that each of the Fund’s subscription agreement and the LLC Agreement restricts the ability of the Fund’s Shareholders to bring class action lawsuits or to similarly seek remedy on a class basis, subject to applicable law and unless otherwise consented to by the Fund. These restrictions on the ability to bring a class action lawsuit are likely to result in increased costs, both in terms of time and money, to individual investors who wish to pursue claims against the Fund.
By purchasing Fund Shares, investors will, to the extent permitted by applicable law, be bound by Arbitration Provisions contained in the subscription agreement and the LLC Agreement. However, the Arbitration Provisions will not apply to federal securities laws claims and will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder.
BY AGREEING TO BE SUBJECT TO THE ARBITRATION PROVISIONS, INVESTORS WILL NOT BE DEEMED TO WAIVE THE FUND’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.
In addition, pursuant to the LLC Agreement, shareholders have a right to litigate claims through a court before a judge, but will not have that right if any party elects arbitration pursuant to the Arbitration Provisions. To the fullest extent permitted by law, shareholders waive their right to litigate such claims in a court upon election of arbitration by any party and waive their right to a trial by jury in any litigation relating to the LLC Agreement, the Shares or any other agreements related thereto.
INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of Shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without Shareholder approval. Except for those restrictions specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without approval of Shareholders.
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Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to the Fund only at the time a transaction is entered into or an investment is made, except that any borrowing by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in the Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.
Fundamental Investment Restrictions
The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting Shares of the Fund. The vote of a majority of the outstanding voting Shares of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting Shares present at such meeting, if the holders of more than 50% of the outstanding voting Shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.
•	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.
•	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.
•	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
•	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.
•	The Fund may invest in commodities or contracts relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.
•	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.
•
The Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in technology and technology-related industries.

•
The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

In addition, the Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.
Additional Information Regarding Fundamental Investment Restrictions
The following are interpretations of the fundamental policies of the Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred Shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.
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Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.
Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements in accordance with the Fund’s investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics.  For this purpose, technology and technology-related industries include companies operating in the information technology and telecommunication services sectors and in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology.  Technology and technology-related industries may also include, in the judgment of the Adviser, companies operating in other sectors, sub-sectors and industries. The Adviser may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions
In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy, which may be changed or amended by action of the Board without approval of Shareholders.
◾
80% Investment Policy. Should the Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets (plus the amount of any borrowings for investment purposes)” may be changed by the Board without Shareholder approval. However, Shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers
The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without Shareholder approval. The Fund may, for the purpose of paying for repurchased Shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms
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The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their Shareholders.
◾	The repurchase offers will be made at quarterly intervals.
◾
The Fund will send a repurchase offer to Shareholders no less than 21 days and no more than 42 days before a date specified by the Fund in the repurchase offer by which Shareholders can tender their Shares in response to such repurchase offer (the “Repurchase Request Deadline”). The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline (or the preceding business day if the New York Stock Exchange is closed on that day).

◾
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of Shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of Shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the governance standards defined in Rule 0-1(a)(7) under the 1940 Act.
Procedures
All periodic repurchase offers must comply with the following procedures:
Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding Shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.
Shareholder Notification. No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a Shareholder Notification providing the following information:
◾	A statement that the Fund is offering to repurchase its Shares from shareholders at NAV;
◾	Any fees applicable to such repurchase, if any;
◾	The Repurchase Offer Amount;
◾
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any Shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date);

◾	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;
◾	The procedures for Shareholders to request repurchase of their Shares and the right of Shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;
◾	The procedures under which the Fund may repurchase such Shares on a pro rata basis if Shareholders tender more than the Repurchase Offer Amount;
◾	The circumstances in which the Fund may suspend or postpone a repurchase offer;
◾	The NAV of the Shares computed no more than seven days before the date of the notification and the process through which Shareholders may learn the NAV thereafter; and
◾	The market price, if any, of the Shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.
Notification of Beneficial Owners. Where the Fund knows that Shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.
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Repurchase Requests. Repurchase requests must be submitted by Shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.
Repurchase Requests in Excess of the Repurchase Offer Amount. If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares up to, but not to exceed, 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus the additional amount of Shares repurchased at the Fund’s discretion (up to 2.00% of the outstanding Shares) on the Repurchase Request Deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:
◾
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others; or

◾
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Independent Directors (as defined below), and only:
◾	If the repurchase would cause the Fund to lose its tax status as a regulated investment company under Subchapter M of the Code;
◾
If the repurchase would cause the Shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

◾
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

◾
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

◾	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to Shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to Shareholders.
Computing NAV. The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:
◾	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;
◾	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or
◾	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to Shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of access to a line of credit and/or assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance. The Board has approved a policy and procedures that are reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.
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Registration Statement Disclosure. The Fund’s Registration Statement must disclose its intention to make or consider making such repurchase offers.
Annual Report Disclosure. The Fund shall include in its annual report to Shareholders the following:
1.	Disclosure of its fundamental policy regarding periodic repurchase offers.
2.
Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include: (a) the number of repurchase offers, (b) the Repurchase Offer Amount and the amount tendered in each repurchase offer, and (c) the extent to which in any repurchase offer the Fund repurchased Shares pursuant to the procedures described above.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end investment company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder with respect to any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.
Involuntary Repurchases. The Fund may, at any time, when consistent with the requirements of the LLC Agreement and the provisions of the 1940 Act and the rules thereunder, including Rule 23c-2, repurchase or redeem at NAV the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person if the Fund determines that:
◾
the Shares have been transferred in violation of the LLC Agreement or have vested in any person by operation of law as the result of the death, dissolution, bankruptcy, incompetency or “qualifying disability” (as such term is defined in Section 72(m)(7) of the Code) of a Shareholder;

◾
ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

◾
continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser or any of its affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

◾	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;
◾	the Shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board;
◾
the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or Employee Retirement Income Security Act of 1974, as amended (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

◾	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund for Shares that it holds in its capacity as a Shareholder.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which has overall responsibility for monitoring and overseeing the Fund’s management and operations. Subject to the provisions of the LLC Agreement, the Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.
Directors and Officers
The charts below identify the Directors and officers of the Fund as of the date of this SAI. Unless otherwise indicated, the address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036.
29

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
[Independent Director #1]	____2021 to Present	[ ]	[ ]	[ ]
[Independent Director #2]	____2021 to Present	[ ]	[ ]	[ ]
[Independent Director #3]	____2021 to Present	[ ]	[ ]	[ ]
[Independent Director #4]	____2021 to Present	[ ]	[ ]	[ ]
Interested Director
[Interested Director #1]	____2021 to Present	[ ]	[ ]	[ ]

[1]
Each Director serves until serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.

[2]	The “Fund Complex” consists of the Fund and the Fundrise Real Estate Interval Fund, LLC.
30

[3]	[ ] is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of [his/her] affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
[ ]	____2021 to Present	[ ]
[ ]	____2021 to Present	[ ]
[ ]	____2021 to Present	[ ]

1 The term of office for each officer will continue indefinitely.
Board of Directors and Leadership Structure
The Board is currently composed of [     ] Directors, four of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities.
[               ], the [                  ] of the Adviser, and therefore an “interested person” of the Fund (the “Interested Director”), serves as Chairperson of the Board. The Board has established two standing committees to facilitate the Directors’ oversight of the management of the Fund: an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). The scope of each committee’s responsibilities is discussed in greater detail below. [               ] is the Lead Independent Director of the Fund. In his role as Lead Independent Director, [               ] (i) presides over Board meetings in the absence of the Chairperson of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chairperson of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Directors and management, and among the Independent Directors; and (v) has such other responsibilities as the Board or Independent Directors may determine from time to time. The Board believes that, as Chairperson, [               ] provides skilled executive leadership to the Fund and performs an essential liaison function between the Fund and the Adviser. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. Except for any duties specified in the LLC Agreement, the designation of Chairperson of the Board or Chair of a committee does not impose on such Directors any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Oversight of Risk
The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational, valuation and liquidity risks. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers have adopted policies and procedures to identify, assess and manage risks associated with the Fund’s activities. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its service providers. The Fund’s officers, including, but not limited to, the CCO, the Adviser’s portfolio management personnel and other senior personnel of the Adviser, the Fund’s independent registered public accounting firm and personnel from the Fund’s other service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management. The Board recognizes that it is not possible to identify all risks that may affect
31

the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Standing Committees
The Board has two standing committees, as described below.
Audit Committee. The Audit Committee is comprised of all of the Independent Directors of the Fund. [            ] is the Chair of the Audit Committee. The Board has determined that [            ] is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Fund’s processes for accounting, auditing, financial reporting and related internal controls. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.
Governance Committee. The Governance Committee is comprised of all of the Independent Directors of the Fund. [            ] is the Chair of the Governance Committee. The Governance Committee’s functions including, among other things, (i) screening and selecting candidates to the Board of Directors, (ii) periodically reviewing and evaluating the composition of the Board and its committees, (iii) coordinating the annual self-assessment by the Board, and (iv) developing and implementing the governance policies applicable to the Fund. The Governance Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund. The Governance Committee need not consider any recommendations when no vacancy on the Board exists, but the Governance Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. Because the Fund is newly organized, the Governance Committee did not meet during the prior fiscal year.
Qualifications of the Directors
The Board has determined that each of the Directors is qualified to serve as a Director of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Director, including those listed in the table above. Among the Qualifications common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Each Director’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (iii) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Director. The following is a summary of Qualifications of the Directors (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Director:
[Director #1]

[Director #2]

[Director #3]

[Director #4]

[Director #5]

Securities Ownership
As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no Director beneficially owned any Shares of the Fund.
As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Directors and officers of the Fund, as a group, owned less than 1% of the then-outstanding Shares of the Fund.
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Compensation Table
The following table sets forth information regarding compensation that is expected to be received by the Directors during the Fund’s first full fiscal year ending [______, __]. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name and Position	Aggregate Compensation from the Fund[1]	Aggregate Compensation from the Fund and Fund Complex[2] Paid to Directors
[Director #1]	$ [ ]	$ [ ]
[Director #2]	$ [ ]	$ [ ]
[Director #3]	$ [ ]	$ [ ]
[Director #4]	$ [ ]	$ [ ]
[Director #5]	$ [ ]	$ [ ]

[1]	[During the Fund’s first full fiscal year ending [_________, ____], each Independent Director will receive an annual retainer of $[_____], plus reimbursement of related expenses.]
[2]	The “Fund Complex” consists of the Fund and the Fundrise Real Estate Interval Fund, LLC.

Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors) and by sending the communication to the Fund’s office at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. Registration with the SEC does not imply a certain level of skill or training. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. [As of [_________, 20__], the Adviser had approximately $[___] in assets under management.]
The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.fundriseintervalfund.com, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. The Fund is included among the investment vehicles made available through the Fundrise Platform.

Benjamin S. Miller, the co-founder and Chief Executive Officer of Rise Companies Corp., is responsible for overseeing the day-to-day operations of Rise Companies Corp. and its affiliates, including Fundrise, LLC.
Investment Management Agreement
The Fund and the Adviser have entered into an Investment Management Agreement. Under the Investment Management Agreement, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. In this regard, the Adviser regularly provides the Fund with research, advice and supervision, and furnishes continuously an investment program for the Fund consistent with the investment objective, policies and restrictions of the Fund. Among other services, the Adviser:
◾	provides and oversees the Fund’s overall investment strategy;
33

◾	provides and, as necessary, re-evaluates and updates the investment objective, parameters and guidelines, asset classes, and risk profiles of the Fund;
◾	determines what securities and other investments will be purchased for the Fund and the portion of the Fund’s portfolio to be held in cash;
◾	identifies, evaluates and negotiates the structure of the Fund’s investments, which includes overseeing due diligence processes related to prospective investments;
◾	monitors and evaluates the Fund’s performance and examines and recommends ways to improve performance; and
◾	reports to the Board on the performance of the Fund and recommends action as appropriate.

In addition, the Adviser provides administrative, management and other services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. Among other services, the Adviser:
◾	manages and performs the various administrative functions necessary for the day-to-day operations of the Fund;
◾
supervises and coordinates all aspects of the Fund’s operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board;

◾	drafts and negotiates agreements between service providers and the Fund;
◾	maintains accounting data and other information as necessary to prepare and file all periodic financial reports and returns required to be field with the SEC any other regulatory agency;
◾
executes the pricing process, including calculating the Fund’s net asset value, assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available and monitoring and evaluating information received from independent third-party pricing services and valuation experts;

◾	Prepares meeting materials for the Board and produces such other materials as the Board may request;
◾	coordinates and oversees filings with the SEC;
◾	develops and implements compliance programs for the Fund;
◾	provides day-to-day legal and regulatory support for the Fund;
◾	assists the Fund in the handling of regulatory examinations;
◾
makes, changes and revokes such tax elections on behalf of the Fund as the Adviser deems appropriate, including making an election to be taxed as a regulated investment company or to revoke such status;

◾	provides the Fund with all necessary cash management services;
◾	manages and coordinates with the Fund’s transfer agent to update records with respect to distributions and payments to shareholders;
◾	evaluates and obtains adequate insurance coverage based upon risk management determinations;
◾	makes reports to the Board regarding the performance of the Fund’s investment adviser;
◾	performs due diligence on third-party service providers and negotiates agreements with those third-parties;
◾
develops the offering of the Fund’s securities, including determining the specific terms of the securities to be offered by the Fund, preparation of all offering and related documents and obtaining all required regulatory approvals of such documents;

◾	prepares and approves all marketing materials to be used by the Fund or others relating to the offering of the Fund’s securities;
◾	creates and implements various technology and electronic communications related to the offering of the Fund’s securities;
◾	determines the Fund’s distribution policy and authorizes and declares distributions from time to time;
◾	manages communications with shareholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and
◾	establishes technology infrastructure to assist in providing shareholder support and services.

The Investment Management Agreement sets the fees the Fund pays to the Adviser and describes the expenses that the Fund is responsible to pay to conduct its business.
After an initial term of two years for the Fund, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by (1) by a vote of a majority of the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and (2) in either event, by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated at any time without penalty by a vote of a majority of the Board or by a vote of a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (iii) the Adviser, on sixty (60) days’ prior written notice to the Fund. The notice provided for herein may be waived by any party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act). The Investment Management Agreement provides that the Adviser shall not be protected
34

against any liability to the Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of the reckless disregard of its obligations and duties thereunder.
Subject to certain limitations, the LLC Agreement limits the liability of the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, for monetary damages and provides that the Fund will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates.
The LLC Agreement provides that to the fullest extent permitted by applicable law the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates will not be liable to the Fund. In addition, pursuant to the LLC Agreement, the Fund has agreed to indemnify the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Fund and attorney’s fees and disbursements) arising from the performance of any of their obligations or duties in connection with their service to the Fund or the Investment Management Agreement, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which  any such person may hereafter be made party by reason of being or having been the Adviser or one of the Adviser’s directors or officers.
Management Fee
Pursuant to Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of [       ]% of the average daily value of the Fund’s net assets.
As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any Management Fee.
Expense Limitation
[The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to [___]% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect [at least through ___, 2022], unless and until the Board approves its modification or termination.]
PORTFOLIO MANAGEMENT

Other Accounts Managed
The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund.
The following table includes information for each portfolio manager of the Fund regarding the number and total assets of other accounts managed as of [______, 2021] that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account.
35

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]
Brandon T. Jenkins		$[__]		$[__]
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]
Christopher Brauckmuller		$[__]		$[__]
Registered Investment Companies	[__]	$[__]	[__]	$[__]
Other Pooled Investment Vehicles	[__]	$[__]	[__]	$[__]
Other Accounts	[__]	$[__]	[__]	$[__]

Compensation of Portfolio Managers
Each of the Fund’s portfolio managers receives compensation for his services, including services performed for the Fund on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Fund or any of the Other Accounts Managed.
Securities Ownership of Portfolio Managers
The Fund’s portfolio managers are not required to own Shares of the Fund. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund Shares has any less confidence or is any less concerned about the Fund’s performance.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, no portfolio manager beneficially owned any Shares of the Fund.
Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.
General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and eFundTM). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.
36

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.
Allocation of Investment Opportunities. The Fund relies on the Adviser’s executive officers and Rise Companies’ key real investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.
Future programs may have investment criteria that compete with the Fund.  If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ investment professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:
◾	the investment objectives and criteria of Rise Companies and the other Fundrise entities;
◾	the cash requirements of Rise Companies and the other Fundrise entities;
◾	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;
◾	the policy of Rise Companies or the other Fundrise entities relating to leverage;
◾	the anticipated cash flow of the asset to be acquired;
◾	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;
◾	the size of the investment; and
◾	the amount of funds available to Rise Companies or the Fundrise entities.
If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.
In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.
In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Funds’ Shareholders.
Allocation of the Fund Affiliates’ Time. The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is  involved. However, the Fund believes
37

that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.
Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Fund. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:
◾	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;
◾	the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees;
◾
acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

◾	borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser;
◾
whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Fundrise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and

◾	whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Funds’ Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:
◾	Rise Companies;
◾	the Adviser;
◾	Fundrise, LLC;
◾	other investment programs sponsored by Rise Companies; and
◾	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.
No Independent Underwriter. As the Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter, Shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities.
License Agreement. The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non- exclusive, royalty free license to use the name “Fundrise.”
PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions. Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Investment decisions for the Fund are made independently from those for other Fundrise entities advised or managed by the Adviser or its affiliates. Some securities or other assets considered for investment by the Fund also may be appropriate for such other Fundrise entities. Thus, a particular security or other asset may be bought or sold for certain Fundrise entities even though it could have been bought or sold for other Fundrise entities at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Fund and one or more of these other Fundrise entities is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Fund and other Fundrise entities in a manner which the Adviser believes to be fair and equitable to the Fund and such other Fundrise entity in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates or, as applicable, in compliance with the conditions of the exemptive order granted to the Fund by the SEC. To the extent permitted by law, when the Adviser or its affiliates determine that an investment opportunity is appropriate for the Fund and one or more
38

other Fundrise entities, the Adviser or its affiliates will generally execute transactions for the Fund on an aggregated basis with the other Fundrise entities when the Adviser or its affiliates believes that to do so will allow it to obtain best execution and to negotiate more favorable transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.
Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Not all of the Fund’s investments in technology companies will be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in technology companies in a manner consistent with the general principles described herein.
Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser or its affiliates in providing services to other Fundrise entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Fundrise entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Fundrise entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Fundrise entities, to the extent reasonably practicable.

Affiliated Brokerage. The Fund expects that all portfolio transactions in securities or other assets will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities or other assets. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the Investment Company Act); (2) in the case of the purchase or sale of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. As of the date of this SAI, there are no such affiliated persons that could perform brokerage services for the Fund.
Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading, except as may be the case during the “ramp-up period” (as defined in the Prospectus) of the Fund. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or
39

other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.
Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any brokerage commissions.
CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act Rule 204A-1 under the Advisers Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities and other assets, including securities and other assets that may be purchased or held by a Fund, subject to certain limitations. The Codes of Ethics have been filed with the SEC and may be viewed by the public.
PROXY VOTING POLICIES AND PROCEDURES

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy (the “Fund’s Proxy Voting Policy”) on behalf of the Fund which delegates the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for securities held by the Fund (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Fund’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Fund. Due to the nature of the securities and other assets in which the Fund intends to invests, proxy voting decisions for the Fund may be limited.

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting proxies received in a manner consistent with the best interests of the Fund’s Shareholders. The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with the Fund’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Fund has delegated the following duties to the Adviser pursuant to the Fund’s Proxy Voting Policy:
◾	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy;
◾
to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management; and

◾
to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Fund shall always vote in the best interest of the Fund’s Shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s Shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.
A copy of the Adviser’s Proxy Voting Policy is attached as Exhibit A to this SAI.
The Fund will file a Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling (202) 584-0550 (855) and on the SEC’s website at www.sec.gov.
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CONTROL PERSONS AND PRINCIPAL HOLDERS

A “principal Shareholder” is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding Shares. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. A control person may be able to determine the outcome of a matter put to a Shareholder vote. As the Fund had not commenced investment operations as of the date of this SAI, and except as noted below, the Fund does not know of any control persons or principal Shareholders of the Fund as of that date.
As of the date of this SAI, Rise Companies and/or one of its subsidiaries may be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Fund. For so long as Rise Companies and/or one of its subsidiaries has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public that Rise Companies’ and/or one of its subsidiaries’ control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.
U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion and the taxation discussion in the Prospectus are summaries of certain federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the United States as of the date of the Prospectus and this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. These discussions assume that the Fund’s shareholders hold their Shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all federal income tax considerations affecting the Fund and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or its shareholders. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects summarized below. Shareholders must consult their own tax advisers regarding the federal income tax consequences of an investment in the Fund as well as state, local and foreign tax considerations and any proposed tax law changes.

Taxation of the Fund

The Fund intends to qualify each year as a RIC under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each, a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (the “Asset Diversification Test”).

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal
41

income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income eligible for the reduced maximum rates for qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

Some of the Fund’s investment practices may be subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a RIC. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes.  To generate sufficient cash to make the distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money and/or dispose of securities that it would otherwise have continued to hold.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on their net investment income, which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s Shares.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and repurchases or as a result of
42

engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders, whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder.

Current law provides for reduced federal income tax rates on (1) long-term capital gains received by individuals and certain other non-corporate taxpayers and (2) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” dividends to apply. To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The tax basis of such Shares will equal their fair market value on the distribution date.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and generally treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares

The sale or exchange of Shares in connection with a repurchase of shares, as well as certain other transfers, will be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

The sale of Shares pursuant to a repurchase offer will be a taxable transaction for federal income tax purposes, either as a “sale or exchange” or, under certain circumstances, as a “dividend.” Under the Code, a sale of Shares pursuant to a repurchase offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder: (a) results in a “complete redemption” of the shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the shareholder or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize capital gain or capital loss equal to the difference between the amount of cash received by the shareholder pursuant to the repurchase offer and the tax basis of the Shares sold.

If none of the tests set forth in the Code is met, amounts received by a shareholder who sells Shares pursuant to the repurchase offer will be taxable to the shareholder as a “dividend” to the extent of such shareholder’s allocable share of the Fund’s current or accumulated earnings and profits. No part of such a dividend would constitute “qualified dividend income” eligible for reduced federal income tax rates. The excess of such amounts received over the portion that is taxable as a dividend would
43

constitute a non-taxable return of capital (to the extent of the shareholder’s tax basis in the Shares sold pursuant to the repurchase offer).Any amounts in excess of the shareholder’s tax basis would constitute taxable gain. Thus, a shareholder’s tax basis in the Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Shares tendered to the Fund will be transferred to any remaining Shares held by such shareholder.

The Fund is required to report to shareholders and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, shareholders should contact the Fund. If a shareholder holds their Fund shares through a broker (or other nominee), the shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for their account.

All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Tax Treatment of Portfolio Transactions.

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is
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treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership.  In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such
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rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.  A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Withholding on Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a “Non-U.S. Shareholder” shall include any shareholder that is not a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) and who is not:

•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to federal income taxation regardless of its source; or
•
a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not “effectively connected” with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying the shareholder’s non-United States status.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Non-US Shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•
capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

Notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. See “Backup Withholding” and “Information Reporting” below.
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If income from the Fund or gains recognized from the sale of Shares are effectively connected with a Non-U.S. Shareholder’s U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains recognized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN or IRS Form W-8BEN-E to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Backup Withholding

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and proceeds from the repurchase of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for federal income tax purposes). Repurchase proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Withholding on Payments to Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the repurchase of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished timely to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends from investment company taxable income and capital gains and repurchase proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Shareholder the amount of dividends from investment company taxable income and capital gains and repurchase proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.
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THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF THE FUND’S SHARES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING THE FUND’S SHARES TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF THE FUND’S SHARES.
CUSTODIAN AND TRANSFER AGENT

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), which has its principal office at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.
Millennium Trust Company, LLC (“Millennium”), which has its principal office at Spring Road, Oak Brook, IL 60523, serves as the Fund’s custodian for the securities and cash of the Fund’s portfolio. Under the Custodian Agreement between the Fund and Millennium, Millennium holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties. While the Fund intends to utilize the services of a custodian upon launch of the Fund, the Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[         ] is the independent registered public accounting firm for the Fund and will perform an annual audit the Fund’s financial statements. [         ] is located at [         ].

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as the Fund’s legal counsel.
ADDITIONAL INFORMATION

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-231940). The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this SAI for information about how to obtain a paper copy of this SAI or the Prospectus without charge. Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Growth Tech Interval Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s Platform website at www.fundriseintervalfund.com.
Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the Registration Statement.
FINANCIAL STATEMENTS

[To be provided in subsequent filing.]
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APPENDIX A
ADVISER PROXY VOTING POLICIES AND PROCEDURES

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Growth Tech Interval Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held by the Fund.
1.	Background and Description
In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.
2.	Responsibility
The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.
3.	Procedures
The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.
Voting Procedures
In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.
The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.
Proxy Voting Guidelines
The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

◾
The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

◾
The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in

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accordance with the conflict resolution procedures (see below).
◾
The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

◾
Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

◾
Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

◾	vote the relevant proxy in accordance with the vote indicated by the Guidelines;
◾
vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

◾
engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

◾	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure
The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.
Requests for Information
All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping
The Adviser’s CCO shall retain the following records:
◾	These Procedures and any amendments;
◾	Each proxy statement that the Adviser receives;
◾	A record of each vote that the Adviser casts;
◾	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and
◾	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.
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PART C. OTHER INFORMATION
Item 25.  Financial Statements and Exhibits
1.	Financial Statements.
Part A:	Not applicable, as Registrant has not yet commenced operations.
Part B:
Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

2.	Exhibits.

(a)	Certificate of Formation[1]
(b)	Limited Liability Company Agreement[2]
(c)	Not applicable.
(d)	[Limited Liability Company Agreement Section(s)… ]
(e)	Dividend Reinvestment Plan[2]
(f)	Not applicable.
(g)	Form of Investment Management Agreement between Registrant and Fundrise Advisors, LLC[2]
(h)	Not applicable.
(i)	Not applicable.
(j)	Form of Custody Agreement[2]
(k)(1)	Form of Expense Limitation Agreement between Registrant and Fundrise Advisors, LLC[2]
(k)(2)	Form of Transfer Agency Agreement[2]
(k)(3)	Form of License Agreement Between Registrant and Rise Companies Corp.[2]
(l)	Opinion and Consent of Counsel[2]
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm[2]
(o)	Not applicable.
(p)	Initial Capital Agreement[2]
(q)	Not applicable.
(r)	Code of Ethics of Registrant and Fundrise Advisors, LLC[2]

[1] Filed herewith. [2] To be filed by amendment.

Item 26.  Marketing Arrangements
Not applicable.
Item 27.  Other Expenses of Issuance and Distribution*

SEC Registration Fees	$
Legal Fees	$
FINRA Fees	$
Blue Sky Fees	$
Accounting Fees	$
Printing Fees	$
Total	$
*To be completed by amendment.
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Item 28.  Persons Controlled by or Under Common Control
[The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Fundrise Advisors, LLC, the Registrant’s investment adviser. Information regarding the ownership of Fundrise Advisors, LLC is set forth in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.]
Item 29.  Number of Holders of Securities
As of [_______, 20__]:

Title of Class	Number of Record Holders
Common Shares	1

Item 30.  Indemnification
[Reference is made to Section 6.5 of Article VI of the Registrant’s Amended and Restated Limited Liability Company Agreement (to be filed by amendment).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the  payment by Registrant of expenses incurred or paid by a director, manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]
Item 31.  Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which Fundrise Advisors, LLC, and each member, director, executive officer, or partner of Fundrise Advisors, LLC, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of Fundrise Advisors, LLC is included in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.
Item 32.  Location of Accounts and Records
The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:
Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, DC 20036 (records relating to its function as Registrant’s investment adviser).
Computershare, Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 (records relating to its function as Registrant’s transfer agent).
Millennium Trust Company, LLC, 2001 Spring Rd, Oak Brook, IL 60523 (records relating to its function as Registrant’s custodian).
2

Item 33.  Management Services
Not applicable.
Item 34.  Undertakings
1.
The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	The Registrant undertakes:
(a)  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);
(2)  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(3)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b)  that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C:
Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of  the registration statement or made in any such document immediately prior to such date of first use; and
(e)  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
3

(2)  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
3.	The Registrant undertakes that:
(a)  For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
(b)  For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
4.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 16th day of June, 2021.

Fundrise Growth Tech Interval Fund, LLC

By:	Fundrise Advisors, LLC, its manager

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Capacity	Date
/s/ Benjamin S. Miller	Chief Executive Officer	June 16, 2021

5

INDEX OF EXHIBITS
Exhibit	Exhibit Name
(a)	Certificate of Formation

6